                                                                                EXECUTION COPY

                               RESIDENTIAL FUNDING CORPORATION,

                                      as Master Servicer

                              HOME EQUITY LOAN TRUST 2006-HSA3,

                                          as Issuer

                                             and

                                  JPMORGAN CHASE BANK, N.A.

                                     as Indenture Trustee

                                     SERVICING AGREEMENT

                                   Dated as of May 25, 2006

                                      Home Equity Loans

               This Servicing  Agreement,  dated as of May 25, 2006, among Residential Funding
Corporation  (the "Master  Servicer"),  the Home Equity Loan Trust  2006-HSA3 (the  "Issuer"),
and JPMorgan Chase Bank, N.A. (the "Indenture Trustee").

                                W I T N E S S E T H  T H A T:

               WHEREAS,  pursuant to the terms of the Purchase Agreement,  Residential Funding
Corporation  (in its  capacity as Seller)  will sell to the  Depositor  the Home Equity  Loans together  with the  Related  Documents  on the  Closing  Date and  thereafter  all  Additional
Balances on the Home Equity  Loans  created on or after the Cut-off  Date (except as set forth herein);

               WHEREAS,  the  Depositor  will sell the Home Equity Loans and all of its rights under the  Purchase  Agreement  to the  Issuer,  together  with the Related  Documents  on the
Closing Date, and  thereafter  all Additional  Balances on the Home Equity Loans created on or after the Cut-off Date (except as set forth herein);

               WHEREAS,  pursuant to the terms of the Trust  Agreement,  the Issuer will issue and transfer to or at the direction of the Depositor, the Certificates;

               WHEREAS,  pursuant  to the terms of the  Indenture,  the Issuer  will issue and transfer to or at the direction of the Depositor, the Notes; and

               WHEREAS,  pursuant  to the  terms  of  this  Servicing  Agreement,  the  Master
Servicer will service the Home Equity Loans directly or through one or more Subservicers;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained,  the parties hereto agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01   DEFINITIONS.   For  all  purposes  of  this  Servicing  Agreement,   except  as
otherwise  expressly  provided herein or unless the context  otherwise  requires,  capitalized terms not  otherwise  defined  herein  shall have the  meanings  assigned to such terms in the
Definitions   contained  in  Appendix  A  to  the   Indenture   dated  the  date  hereof  (the
"Indenture"),  between the Issuer and JPMorgan Chase Bank, N.A., as indenture  trustee,  which is incorporated by reference  herein.  All other  capitalized terms used herein shall have the meanings specified herein.

Section 1.02   OTHER DEFINITIONAL  PROVISIONS.  All terms defined in this Servicing  Agreement shall  have the  defined  meanings  when used in any  certificate  or other  document  made or delivered pursuant hereto unless otherwise defined therein.

        As used in this Servicing  Agreement and in any  certificate or other document made or delivered  pursuant  hereto  or  thereto,  accounting  terms  not  defined  in this  Servicing
Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this Servicing  Agreement or in any such  certificate or other document,  to the extent not
defined,   shall  have  the  respective  meanings  given  to  them  under  generally  accepted accounting  principles.  To the  extent  that  the  definitions  of  accounting  terms in this
Servicing  Agreement or in any such  certificate or other document are  inconsistent  with the meanings  of such terms  under  generally  accepted  accounting  principles,  the  definitions contained in this  Servicing  Agreement or in any such  certificate  or other  document  shall control.

        The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Servicing  Agreement  shall refer to this  Servicing  Agreement as a whole and not to any particular  provision of this Servicing  Agreement;  Section and Exhibit references  contained in this  Servicing  Agreement are  references to Sections and Exhibits in or to this Servicing
Agreement  unless otherwise  specified;  the term  "including"  shall mean "including  without limitation"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

        The definitions  contained in this Servicing  Agreement are applicable to the singular as well as the plural  forms of such terms and to the  masculine  as well as the  feminine and neuter genders of such terms.

        Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any instrument or certificate  delivered in connection  herewith means such agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case
of  agreements  or  instruments)   references  to  all  attachments  thereto  and  instruments incorporated  therein;  references  to a  Person  are  also to its  permitted  successors  and assigns.

Section 1.03   INTEREST  CALCULATIONS;  SERVICING FEE. All calculations of interest  hereunder that  are  made in  respect  of the  Loan  Balance  of a Home  Equity  Loan  shall  be made in accordance  with the  method  of  calculation  set forth in the  related  Mortgage  Note.  All calculations  of  interest  on the Notes  shall be made on the basis of the  actual  number of days in an Interest  Period and a year assumed to consist of 360 days. The  calculation of the
Servicing  Fee shall be made on the  basis of a  360-day  year  consisting  of  twelve  30-day months.  All dollar amounts  calculated  hereunder  shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                                REPRESENTATIONS AND WARRANTIES

Section 2.01   REPRESENTATIONS  AND  WARRANTIES  REGARDING  THE  MASTER  SERVICER.  The Master
Servicer  represents and warrants to the Issuer and for the benefit of the Indenture  Trustee, as pledgee of the Home Equity Loans and the Credit Enhancer, as of the Closing Date:

        The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under  the laws of the  State of  Delaware  and has the  corporate  power to own its assets and to transact  the  business in which it is currently  engaged.  The Master  Servicer is duly  qualified  to do business as a foreign  corporation  and is in good  standing in each jurisdiction  in which the character of the business  transacted by it or properties  owned or leased by it requires such  qualification  and in which the failure to so qualify would have a material  adverse  effect on the  business,  properties,  assets,  or condition  (financial or other) of the Master Servicer;

        The Master Servicer has the power and authority to make, execute,  deliver and perform this  Servicing  Agreement  and all of the  transactions  contemplated  under  this  Servicing
Agreement,  and has taken all necessary corporate action to authorize the execution,  delivery and  performance of this  Servicing  Agreement.  When executed and  delivered,  this Servicing
Agreement  will  constitute  the legal,  valid and binding  obligation of the Master  Servicer enforceable in accordance  with its terms,  except as enforcement of such terms may be limited by  bankruptcy,  insolvency or similar laws  affecting the  enforcement  of creditors'  rights generally and by the availability of equitable remedies;

        The Master  Servicer is not  required to obtain the consent of any other Person or any consent,  license,  approval or authorization  from, or registration or declaration  with, any governmental  authority,  bureau  or  agency  in  connection  with  the  execution,  delivery, performance,  validity  or  enforceability  of  this  Servicing  Agreement,  except  for  such consent,  license,  approval or authorization,  or registration or declaration,  as shall have been obtained or filed, as the case may be;

        The execution and delivery of this  Servicing  Agreement  and the  performance  of the transactions  contemplated  hereby by the Master  Servicer  will not violate any  provision of any existing law or  regulation  or any order or decree of any court  applicable to the Master
Servicer  or any  provision  of the  Certificate  of  Incorporation  or Bylaws  of the  Master
Servicer,  or  constitute  a material  breach of any  mortgage,  indenture,  contract or other agreement  to which the  Master  Servicer  is a party or by which the Master  Servicer  may be bound;

        No  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental  body  is  currently  pending,  or  to  the  knowledge  of  the  Master  Servicer threatened,  against the Master  Servicer  or any of its  properties  or with  respect to this
Servicing  Agreement  or the  Securities  which in the  opinion of the Master  Servicer  has a reasonable  likelihood  of  resulting  in  a  material  adverse  effect  on  the  transactions contemplated by this Servicing Agreement; and

        The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the Home Equity Loans that are registered with MERS.

        The foregoing  representations  and  warranties  shall survive any  termination of the
Master Servicer hereunder.

Section 2.02   REPRESENTATIONS  AND  WARRANTIES OF THE ISSUER.  The Issuer  hereby  represents and warrants to the Master Servicer and for the benefit of the Indenture  Trustee,  as pledgee of the Home Equity Loans, and the Credit Enhancer, as of the Closing Date:

        The Issuer is a  statutory  trust duly formed and in good  standing  under the laws of the State of  Delaware  and has full power,  authority  and legal right to execute and deliver this Servicing  Agreement and to perform its obligations under this Servicing  Agreement,  and has taken all necessary  action to authorize the execution,  delivery and performance by it of this Servicing Agreement; and

        The  execution  and  delivery  by the  Issuer  of  this  Servicing  Agreement  and the performance by the Issuer of its obligations  under this Servicing  Agreement will not violate any provision of any law or regulation  governing the Issuer or any order,  writ,  judgment or decree of any court,  arbitrator or governmental  authority or agency applicable to the Issuer or any of its assets.  Such execution,  delivery and performance  will not require the consent or approval  of, the giving of notice to, the filing or  registration  with,  or the taking of any  action,  other than such  actions  that have  already  been taken,  with  respect to, any governmental  authority or agency  regulating the activities of limited  liability  companies.
Such execution,  delivery,  authentication  and performance  will not conflict with, or result in a breach or  violation  of,  any  mortgage,  deed of  trust,  lease or other  agreement  or instrument to which the Issuer is bound.

Section 2.03   ENFORCEMENT OF REPRESENTATIONS AND WARRANTIES.  The Master Servicer,  on behalf of and  subject to the  direction  of the  Indenture  Trustee,  as pledgee of the Home  Equity
Loans,  or  the  Issuer  or  the  Credit  Enhancer,  shall  enforce  the  representations  and warranties  of the Seller  pursuant  to the  Purchase  Agreement.  Upon the  discovery  by the
Seller, the Depositor,  the Master Servicer,  the Indenture Trustee, the Credit Enhancer,  the
Issuer,  or any Custodian of a breach of any of the  representations  and  warranties  made in the Purchase  Agreement,  in respect of any Home Equity Loan,  which  materially and adversely affects  the  interests  of the  Securityholders  or the Credit  Enhancer  in that Home Equity
Loan,  the party  discovering  such  breach  shall  give  prompt  written  notice to the other parties (any Custodian  being so obligated under a Custodial  Agreement).  The Master Servicer shall  promptly  notify the Seller of such breach and request  that,  pursuant to the terms of the  Purchase  Agreement,  the Seller  either (i) cure such  breach in all  material  respects within 45 days (with respect to a breach of the  representations  and warranties  contained in
Section  3.1(a)  of the  Purchase  Agreement)  or 90 days  (with  respect  to a breach  of the representations  and warranties  contained in Section 3.1(b) of the Purchase  Agreement)  from the date the Seller was  notified of such breach or (ii)  purchase  such Home Equity Loan from the Issuer at the price,  during  the time,  and in the manner set forth in Section  3.1(c) of the Purchase  Agreement;  provided that the Seller shall,  subject to compliance  with all the conditions  set forth in the Purchase  Agreement,  have the option to  substitute  an Eligible
Substitute  Loan or Loans for such Home  Equity  Loan.  If the  breach of  representation  and warranty  that gave rise to the  obligation  to  repurchase  or  substitute a Home Equity Loan pursuant to Section 3.1 of the  Purchase  Agreement  was the  representation  and warranty set forth in clause  (b)(x) of Section 3.1 of the  Purchase  Agreement,  then the Master  Servicer shall  request  that the Seller pay to the Trust,  concurrently  with and in  addition  to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense  (including  reasonable  legal fees and expenses) that was actually  incurred and paid out of or on  behalf  of the  Trust,  and that  directly  resulted  from  such  breach,  or if incurred  and paid by the  Trust  thereafter,  concurrently  with such  payment.  In the event that the Seller  elects to  substitute  one or more  Eligible  Substitute  Loans  pursuant  to
Section  3.1(b) of the  Purchase  Agreement,  the Seller  shall  deliver  to the  Issuer  with respect to such Eligible  Substitute  Loans,  the original Loan Agreement,  the Mortgage,  and such other  documents and agreements as are required by the Purchase  Agreement.  Payments due with  respect  to  Eligible  Substitute  Loans  in the  month  of  substitution  shall  not be transferred  to the Issuer and will be retained  by the Master  Servicer  and  remitted by the
Master  Servicer  to the  Seller on the next  succeeding  Payment  Date  provided a payment at least equal to the  applicable  Minimum  Monthly  Payment has been  received by the Issuer for such  month in respect of the Home  Equity  Loan to be  removed.  The  Master  Servicer  shall amend or cause to be amended  the Home  Equity  Loan  Schedule  to reflect the removal of such
Home  Equity  Loan and the  substitution  of the  Eligible  Substitute  Loans  and the  Master
Servicer  shall  promptly  deliver the amended Home Equity Loan  Schedule to the Owner Trustee and the Indenture Trustee.

        It is understood  and agreed that the  obligation of the Seller to cure such breach or purchase or  substitute  for such Home Equity Loan as to which such a breach has  occurred and is continuing and to make any  additional  payments  required under the Purchase  Agreement in connection with a breach of the  representation  and warranty  contained in Section  3.1(b)(x)
thereof shall  constitute the sole remedy  respecting such breach  available to the Issuer and the  Indenture  Trustee,  as  pledgee  of the  Home  Equity  Loans,  against  the  Seller.  In connection with the purchase of or  substitution  for any such Home Equity Loan by the Seller, the Issuer shall  assign to the Seller all of its right,  title and interest in respect of the
Purchase  Agreement  applicable  to such Home  Equity  Loan.  Upon  receipt of the  Repurchase
Price,  or upon  completion  of such  substitution,  the  Master  Servicer  shall  notify  the
Custodian and the Indenture  Trustee and then the Custodian  shall deliver the Mortgage  Files to the Master Servicer,  together with all relevant  endorsements and assignments  prepared by the Master  Servicer  which the Indenture  Trustee shall  execute.  If the Master  Servicer is
Residential  Funding  Corporation,  then the  Indenture  Trustee may,  with the consent of the
Credit  Enhancer,  and at the direction of the Credit Enhancer,  shall,  give the notification and require the  purchase or  substitution  provided for in the first  preceding  paragraph in the  event of such a breach  of a  representation  or  warranty  made by  Residential  Funding
Corporation in the Purchase Agreement.

ARTICLE III

                      ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

Section 3.01   THE MASTER SERVICER.

(a)     The Master  Servicer  shall service and  administer  the Home Equity Loans in a manner generally  consistent with the terms of the Program Guide and in a manner  consistent with the terms of this Servicing  Agreement,  following such  procedures as it would employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage  servicing activities,  and shall have full power and  authority,  acting alone or through a Subservicer, to do any and all things which it may deem  necessary or  desirable  in  connection  with such servicing and  administration,  it being understood,  however,  that the Master Servicer shall at all times remain  responsible  to the Issuer and the Indenture  Trustee,  as pledgee of the
Home Equity Loans,  and the Credit  Enhancer for the performance of its duties and obligations hereunder in accordance with the terms hereof and the Program Guide.

        Without limiting the generality of the foregoing,  the Master Servicer shall continue, and is hereby  authorized  and empowered by the Issuer and the Indenture  Trustee,  as pledgee of the Home  Equity  Loans,  to execute and  deliver,  on behalf of itself,  the  Issuer,  the
Indenture  Trustee or any of them, any and all instruments of  satisfaction  or  cancellation, or of partial or full release,  or discharge,  or of consent to assumption or  modification in connection with a proposed  conveyance,  or of assignment of any Mortgage and Mortgage Note in connection  with the  repurchase of a Home Equity Loan and all other  comparable  instruments, or with  respect  to the  modification  or  re-recording  of a  Mortgage  for the  purpose  of correcting  the  Mortgage,  the  subordination  of the lien,  as  permitted  pursuant  to this
Agreement,  of the Mortgage in favor of a public utility company or government  agency or unit
with  powers  of  eminent  domain,  the  taking  of  a  deed  in  lieu  of  foreclosure,   the
commencement,   prosecution  or  completion  of  judicial  or  non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related  insurer,  the  acquisition of any property acquired by  foreclosure  or deed in lieu of  foreclosure  on behalf of the Trust,  the Credit
Enhancer and the  Noteholders,  or the  management,  marketing and  conveyance of any property acquired by foreclosure  or deed in lieu of foreclosure  with respect to the Home Equity Loans and with respect to the Mortgaged Properties.

        The Issuer, the Indenture Trustee and the Custodian, as applicable,  shall furnish the
Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to carry out its servicing and  administrative  duties  hereunder.
On the Closing  Date,  the Indenture  Trustee  shall deliver to the Master  Servicer a limited power  of  attorney  substantially  in the  form of  Exhibit  B  hereto.  In  connection  with servicing and  administering  the Home Equity Loans,  the Master Servicer and any Affiliate of
the Master  Servicer may perform  services such as appraisals and brokerage  services that are not customarily  provided by servicers of mortgage loans,  and shall be entitled to reasonable compensation  therefor in  accordance  with Section  3.03.  In addition,  the Master  Servicer may, at its own discretion and on behalf of the Indenture  Trustee,  obtain credit information in the form of a Credit  Score  from a Credit  Repository.  The  Program  Guide  and any other
Subservicing  Agreement  entered into between the Master  Servicer and any  Subservicer  shall require the  Subservicer to accurately  and fully report its borrower  credit files to each of the Credit  Repositories  in a timely manner.  The Master  Servicer is further  authorized and empowered by the Issuer and the Indenture  Trustee,  on behalf of the Noteholders,  the Credit
Enhancer and the Indenture  Trustee,  in its own name or in the name of the Subservicer,  when the Master  Servicer or the  Subservicer,  as the case may be,  believes it appropriate in its best  judgment to register  any Home  Equity  Loan on the MERS(R)System,  or cause the removal from the  registration  of any Home Equity Loan on the MERS(R)System,  to execute and deliver, on  behalf  of the  Indenture  Trustee  and  the  Noteholders  or any of  them,  any  and  all instruments of assignment and other  comparable  instruments  with respect to such  assignment or  re-recording  of a  Mortgage  in the name of MERS,  solely as  nominee  for the  Indenture
Trustee and its successors and assigns.  Any expenses  incurred in connection with the actions described in the preceding  sentence shall be borne by the Master  Servicer,  with no right of reimbursement.

(b)     If the Mortgage  relating to a Home Equity Loan did not have a lien senior to the Home
Equity  Loan on the  related  Mortgaged  Property  as of the  Cut-off  Date,  then the  Master
Servicer,  in such  capacity,  may not  consent to the placing of a lien senior to that of the
Mortgage on the related  Mortgaged  Property.  If the Mortgage  relating to a Home Equity Loan had a lien  senior  to the  Home  Equity  Loan on the  related  Mortgaged  Property  as of the
Cut-off Date, then the Master  Servicer,  in such capacity,  may consent to the refinancing of the prior senior lien, provided that the following requirements are met:

(i)     (A) the Mortgagor's  debt-to-income ratio resulting from such refinancing is less than the original  debt-to-income  ratio as set forth on the Home Equity Loan  Schedule;  provided, however,  that in no instance shall the resulting  Combined  Loan-to-Value  Ratio of such Home
Equity  Loan be  higher  than  that  permitted  by the  Program  Guide;  or (B) the  resulting
Combined  Loan-to-Value  Ratio  of such  Home  Equity  Loan is no  higher  than  the  Combined
Loan-to-Value  Ratio  prior  to  such  refinancing;  provided,  however,  if  such  refinanced mortgage loan is a "rate and term"  mortgage  loan  (meaning,  the Mortgagor  does not receive any cash from the refinancing),  the Combined  Loan-to-Value  Ratio may increase to the extent of either (a) the  reasonable  closing  costs of such  refinancing  or (b) any decrease in the value of the related  Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

(ii)    the interest  rate,  or, in the case of an adjustable  rate existing  senior lien, the maximum  interest  rate, for the loan  evidencing  the refinanced  senior lien is no more than
2.0% higher than the interest  rate or the maximum  interest  rate, as the case may be, on the loan evidencing the existing senior lien  immediately  prior to the date of such  refinancing;
provided,  however,  (a) if the loan  evidencing the existing senior lien prior to the date of refinancing has an adjustable  rate and the loan  evidencing the refinanced  senior lien has a fixed rate, then the current  interest rate on the loan evidencing the refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan evidencing the existing senior  lien and (b) if the loan  evidencing  the  existing  senior  lien prior to the date of refinancing  has a fixed  rate and the  loan  evidencing  the  refinanced  senior  lien has an adjustable rate, then the maximum  interest rate on the loan evidencing the refinanced  senior lien  shall  be less  than or  equal  to (x) the  interest  rate on the  loan  evidencing  the existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii)   the  loan   evidencing  the  refinanced   senior  lien  is  not  subject  to  negative
amortization.

        The Master  Servicer may also,  without prior  approval of the Rating  Agencies or the
Credit  Enhancer,  increase  the  Credit  Limits on the Home  Equity  Loans (a  "Credit  Limit
Increase"),   provided  that  (i)  a  new  appraisal  is  obtained,   (ii)  the  new  Combined
Loan-to-Value  Ratio of any such Home  Equity  Loan after  giving  effect to such  increase is less  than or equal to the  Combined  Loan-to-Value  Ratio of the Home  Equity  Loan as of the
Cut-off Date,  (iii) the Master  Servicer  receives  verbal  verification of employment of the related  Mortgagor  and (iv) the  payment  history  of the  related  Mortgagor  is within  the underwriting  parameters of the Program Guide.  In addition,  the Master Servicer may increase the Credit  Limits on Home  Equity  Loans  without  obtaining  new  appraisals  provided  that clauses (iii) and (iv) of the preceding  sentence are  satisfied,  the Combined  Loan-to-Value
Ratio of the Home Equity Loan  following  the Credit  Limit  Increase  will be limited to 100%
and at no time shall the  aggregate  Loan  Balance of such Home Equity  Loans exceed 5% of the current Pool Balance;  provided,  further,  however,  that for Home Equity Loans with original
Combined  Loan-to-Value  Ratios in excess of 80%, the Combined  Loan-to-Value  Ratio resulting from  such  Credit  Limit  Increase  must  be less  than or  equal  to the  original  Combined
Loan-to-Value  Ratio and at no time  shall the  aggregate  Loan  Balance  of such Home  Equity
Loans exceed 5% of the current Pool Balance.

        In  connection  with  servicing the Home Equity  Loans,  the Master  Servicer may take reasonable  actions  to  encourage  or effect the  termination  of Loan  Agreements  that have become dormant.

        The  relationship  of the Master Servicer (and of any successor to the Master Servicer as servicer  under this Servicing  Agreement) to the Issuer under this Servicing  Agreement is intended  by the  parties  to be that of an  independent  contractor  and not  that of a joint venturer, partner or agent.

        All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments  on the  properties  subject to the Home Equity  Loans shall not, for the purpose of calculating monthly distributions to  Certificateholders,  be added to the amount owing under the related Home Equity Loans,  notwithstanding  that the terms of such
Home Equity Loan so permit,  and such costs shall be  recoverable  to the extent  permitted by
Section 3.03.

(c)     The Master Servicer may enter into  Subservicing  Agreements with Subservicers for the servicing and  administration of certain of the Home Equity Loans. Any Subservicing  Agreement
that may be entered into and any other  transactions  or services  relating to the Home Equity
Loans  involving  a  Subservicer  in its  capacity as such and not as an  originator  shall be deemed to be between the Subservicer  and the Master Servicer alone and the Indenture  Trustee and  Securityholders  shall not be deemed  parties  thereto and shall have no claims,  rights, obligations,  duties or  liabilities  with respect to the  Subservicer in its capacity as such except  as set  forth in  Section  7.02.  Each  Subservicer  of a Home  Equity  Loan  shall be entitled to receive and retain,  as  provided  in the related  Subservicing  Agreement  and in
Section 3.02,  the related  Subservicing  Fee from payments of interest  received on such Home
Equity  Loan after  payment of all amounts  required to be remitted to the Master  Servicer in respect of such Home  Equity  Loan.  For any Home Equity  Loan that is a  nonsubserviced  Home
Equity Loan,  the Master  Servicer  shall be entitled to receive and retain an amount equal to the  Subservicing  Fee from payments of interest.  References in this  Servicing  Agreement to actions  taken or to be taken by the  Master  Servicer  in  servicing  the Home  Equity  Loans include  actions  taken or to be taken by a Subservicer  on behalf of the Master  Servicer and any amount  actually  received by such  Subservicer  in respect of a Home Equity Loan shall be deemed to have been received by the Master  Servicer  whether or not actually  received by the
Master  Servicer.  Each  Subservicing  Agreement will be upon such terms and conditions as are
not  inconsistent  with  this  Servicing   Agreement  and  as  the  Master  Servicer  and  the
Subservicer  have  agreed.  With the  approval  of the  Master  Servicer,  a  Subservicer  may delegate its servicing  obligations  to  third-party  servicers,  but such  Subservicers  will remain  obligated  under the related  Subservicing  Agreements.  The Master  Servicer  and the
Subservicer  may enter into  amendments  to the  related  Subservicing  Agreements;  provided, however,  that any such  amendments  shall not cause the Home Equity Loans to be serviced in a manner that would be materially  inconsistent  with the standards set forth in this  Servicing
Agreement.  The Master Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance  with the terms and  conditions  thereof and without  any  limitation  by virtue of this  Servicing  Agreement;  provided,  however,  that  in the  event  of  termination  of any
Subservicing  Agreement by the Master Servicer or the  Subservicer,  the Master Servicer shall either  act as  servicer  of the  related  Home  Equity  Loan  or  enter  into a  Subservicing
Agreement  with a  successor  Subservicer  which  will be  bound by the  terms of the  related
Subservicing  Agreement.  If the Master Servicer or any Affiliate of Residential  Funding acts as servicer,  it will not assume  liability  for the  representations  and  warranties  of the
Subservicer  which it replaces.  If the Master Servicer  enters into a Subservicing  Agreement with a successor  Subservicer,  the Master  Servicer shall use reasonable  efforts to have the successor  Subservicer  assume  liability for the  representations  and warranties made by the terminated  Subservicer  in respect of the related  Home Equity Loans and, in the event of any such  assumption by the  successor  Subservicer,  the Master  Servicer may, in the exercise of
its  business   judgment,   release  the  terminated   Subservicer  from  liability  for  such
representations and warranties.

        As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the  Securityholders  and the Credit Enhancer,  shall use reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  adverse effect on a Home
Equity Loan.  Such  enforcement,  including,  without  limitation,  the legal  prosecution  of
claims,   termination  of  Subservicing  Agreements  and  the  pursuit  of  other  appropriate remedies,  shall be in such form and  carried  out to such an  extent  and at such time as the
Master Servicer,  in its good faith business judgment,  would require were it the owner of the related Home Equity Loans.  The Master  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general recovery resulting from such  enforcement  to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related  Home Equity Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain obligated and liable to the Indenture  Trustee,  the Credit  Enhancer,  the Noteholders
and the  Certificateholders  for the servicing and  administering  of the Home Equity Loans in accordance  with the provisions of this Section 3.01 without  diminution of such obligation or liability  by  virtue  of  such  Subservicing  Agreements  or  arrangements  or by  virtue  of indemnification  from the  Subservicer  and to the same  extent  and under the same  terms and conditions as if the Master  Servicer alone were servicing and  administering  the Home Equity
Loans.  The Master  Servicer  shall be entitled to enter into any agreement with a Subservicer or Program Seller for  indemnification  of the Master  Servicer and nothing  contained in this
Agreement shall be deemed to limit or modify such indemnification.

        In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including by reason of a Servicing  Default),  the Indenture Trustee,  its designee or the  successor  servicer for the  Indenture  Trustee shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the  Subservicing  Agreement had been assigned  to the  assuming  party,  except  that the  Master  Servicer  shall not  thereby  be relieved of any  liability or  obligations  under the  Subservicing  Agreement,  nor shall the
Indenture   Trustee  be  responsible  for  any  obligations  or  liabilities   prior  to  such
replacement.  The  Indenture  Trustee shall not be  responsible  for any  representations  and warranties made by the Master Servicer pursuant to such Subservicing Agreement.

        The Master  Servicer shall,  upon request of the Indenture  Trustee but at the expense of the Master  Servicer,  deliver to the assuming party all documents and records  relating to each  Subservicing  Agreement and the Home Equity Loans then being  serviced and an accounting of amounts  collected  and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.02   COLLECTION OF CERTAIN HOME EQUITY LOAN PAYMENTS.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and  provisions  of the Home  Equity  Loans,  and shall,  to the  extent  such procedures  shall be consistent  with this Servicing  Agreement and generally  consistent with the Program  Guide,  follow such  collection  procedures  as it would employ in its good faith business  judgment  and  which  are  normal  and  usual  in  its  general  mortgage  servicing activities.  Consistent  with the  foregoing,  and  without  limiting  the  generality  of the foregoing,  the Master Servicer may in its discretion  waive any late payment charge,  penalty interest or other fees which may be collected in the  ordinary  course of servicing  such Home
Equity  Loan.  The Master  Servicer  may also  extend the Due Date for  payment  due on a Home
Equity  Loan in  accordance  with the  Program  Guide,  provided,  however,  that  the  Master
Servicer  shall  first  determine  that any such  waiver  or  extension  will not  impair  the coverage  of any  related  insurance  policy or  materially  adversely  affect the lien of the related Mortgage (except as described below) or the interests of the  Securityholders  and the
Credit  Enhancer.  Notwithstanding  anything  in this  Section  to the  contrary,  the  Master
Servicer or any  Subservicer  shall not enforce any prepayment  charge to the extent that such enforcement  would violate any  applicable  law.  Consistent  with the terms of this Servicing
Agreement and subject to Section 3.01(a) herein, the Master Servicer may also:

(i)     waive,  modify or vary any term of any Home Equity Loan  (including  reduce the Credit
Limit or extend the period  during which a Draw may be made by the  Mortgagor  pursuant to the
Loan Agreement with respect to any Home Equity Loan);

(ii)    consent to the  postponement of strict  compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)   arrange with a Mortgagor a schedule for the payment of principal  and interest due and unpaid;

(iv)    forgive any portion of the amounts contractually owed under the Home Equity Loan;

(v)     capitalize  any past due amounts owed under the Home Equity Loan by adding  amounts in arrearage to the existing Loan Balance of the Home Equity Loan (a  "Capitalization  Workout"),
provided,  however,  that the Master  Servicer shall not enter into a  Capitalization  Workout unless the Combined  Loan-to-Value  Ratio of the Home Equity Loan prior to the  Capitalization
Workout equals or exceeds 80%; and

(vi)    reset the due date for the Home Equity Loan, or any combination of the foregoing,

if  in  the  Master  Servicer's  determination  such  waiver,  modification,  postponement  or indulgence,  arrangement or other action  referred to above is not  materially  adverse to the interests of the  Securityholders or the Credit Enhancer and is generally  consistent with the
Master  Servicer's  policies  with respect to home equity loans  similar to Home Equity Loans;
provided,  however,  that the Master  Servicer may not,  except in the case of an extension of the period  during which a Draw may be made by the  Mortgagor,  pursuant to this Section 3.02, modify  or  permit  any  Subservicer  to  modify  any Home  Equity  Loan,  (including  without limitation  any  modification  that would  change the Loan Rate,  forgive  the  payment of any principal or interest  (unless in connection  with the  liquidation of the related Home Equity
Loan),  capitalize  any  arrearage  for the related Home Equity Loan or extend the due date of any  payment)  unless such Home  Equity  Loan is in default or, in the  judgment of the Master
Servicer,  such default is reasonably  foreseeable.  Notwithstanding the foregoing,  the final maturity  date of any Home  Equity  Loan  will not be  extended  beyond  the  Final  Scheduled
Payment  Date.  The general  terms of any waiver,  modification,  postponement  or  indulgence with  respect to any of the Home Equity Loans will be included in the  Servicing  Certificate, and such Home Equity Loans will not be considered  "delinquent"  for the purposes of the Basic
Documents  so long as the  Mortgagor  complies  with the terms of such  waiver,  modification, postponement  or  indulgence.  In  addition,  if a Home  Equity  Loan is in default or, in the judgment of the Master Servicer, such default is reasonably  foreseeable,  the Master Servicer may,  through  modification,  convert such Home Equity Loan to a fully  amortizing  closed-end loan.  Notwithstanding  the  foregoing,  the Master  Servicer in its sole  discretion  (i) may permit  the  Mortgagor  (or may enter  into a  modification  agreement  which  will  allow the
Mortgagor)  to make monthly  payments,  with  respect to any Billing  Cycle during the related
Draw Period,  in a minimum  amount that will be equal to the related  finance  charge for such
Billing  Cycle and (ii) may reduce  the amount of the Credit  Limit (to an amount no less than the then current Loan Balance of such Home Equity  Loan) in  connection  with any  refinancing of a senior  lien  pursuant  to Section  3.01(b) of this  Agreement.  In  connection  with any
Curtailment of a Home Equity Loan, the Master Servicer,  to the extent not  inconsistent  with the terms of the  Mortgage  Note and local law and  practice,  may permit the Home Equity Loan to be reamortized  such that the Minimum  Monthly  Payment is  recalculated  as an amount that will fully amortize the remaining  Loan Balance  thereof by the Final  Scheduled  Payment Date based on the original Loan Rate.

(b)     The Master  Servicer shall establish a Custodial  Account,  which shall be an Eligible
Account in which the  Master  Servicer  shall  deposit or cause to be  deposited  any  amounts representing  payments and  collections  in respect of the Home Equity Loans received by it on or after the Cut-off  Date,  within one  Business Day  following  receipt  thereof,  except as otherwise  specifically  provided  herein,  including the following  payments and  collections received or made by it (without duplication):

                      (i)    all  payments  on  account  of  principal,  (including  Principal
Prepayments  made by Mortgagors on the Home Equity Loans or from any REO Proceeds  received in connection with an REO Property for which an REO Disposition has occurred);

                      (ii)   all  payments  on account of interest  at the  Adjusted  Mortgage
Rate on the Home Equity Loans,  or from any REO Proceeds  received in  connection  with an REO
Property for which an REO Disposition has occurred;

                      (iii)  the  aggregate   Repurchase   Price  of  the  Home  Equity  Loans
purchased by the Master Servicer  pursuant to Section 3.15 or by the Limited  Repurchase Price
Holder  pursuant to Section 3.16 and amounts  received  from the Seller  pursuant to Article 3 of the Purchase  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the  representation  and warranty  set forth in Section  3.1(b)(x) of the Purchase
Agreement;

                      (iv)   Net Liquidation Proceeds net of any related Foreclosure Profit;

                      (v)    all proceeds of any Home Equity Loans  repurchased  by the Seller pursuant to the Purchase  Agreement,  and all Substitution  Adjustment  Amounts required to be deposited in connection with the  substitution of an Eligible  Substitute Loan pursuant to the
Purchase Agreement;

                      (vi)   Insurance   Proceeds,   other  than  Net  Liquidation   Proceeds,
resulting from any insurance policy maintained on a Mortgaged Property; and

                      (vii)  amounts  required to be paid by the Master  Servicer  pursuant to
Sections  3.04 and 8.08 and any payments or  collections  received in the nature of prepayment charges;

provided,  however,  that with respect to each Collection Period, the Master Servicer shall be permitted  to retain  from  payments in respect of  interest  on the Home  Equity  Loans,  the
Master  Servicing  Fee for such  Collection  Period.  The  foregoing  requirements  respecting deposits to the Custodial  Account are exclusive,  it being understood that,  without limiting the  generality  of the  foregoing,  the Master  Servicer  need not  deposit in the  Custodial
Account amounts  representing  Foreclosure Profits,  fees (including annual fees),  assumption charges or late  charge  penalties  payable by  Mortgagors  (such  amounts to be  retained  as additional  servicing  compensation  in  accordance  with  Section  3.09  hereof),  or amounts received by the Master  Servicer for the accounts of Mortgagors  for  application  towards the payment of taxes,  insurance premiums,  assessments and similar items. In the event any amount not required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the Custodial  Account,  any provision herein to the contrary  notwithstanding.  The  Custodial  Account  may  contain  funds that belong to one or more  trusts  created for the notes or  certificates  of other  series and may  contain  other funds  respecting  payments on home equity  loans or other  mortgage  loans  belonging  to the
Master  Servicer  or serviced  or master  serviced by it on behalf of others.  Notwithstanding such  commingling of funds,  the Master  Servicer shall keep records that  accurately  reflect the funds on  deposit  in the  Custodial  Account  that have  been  identified  by it as being attributable  to the Home  Equity  Loans  and  shall  hold all  collections  in the  Custodial
Account to the extent they  represent  collections on the Home Equity Loans for the benefit of the Trust,  the  Securityholders,  the Credit  Enhancer and the  Indenture  Trustee,  as their
interests  may  appear.   The  Master  Servicer  shall  retain  all  Foreclosure   Profits  as
additional servicing compensation.

        With respect to Insurance  Proceeds,  Net Liquidation  Proceeds,  REO Proceeds and the
proceeds of the purchase of any Home Equity Loan  received in any calendar  month,  the Master
Servicer  may elect to treat  such  amounts  to be  deposited  in the  Custodial  Account  for distribution  in  accordance  with  Section  3.05 of the  Indenture  for  distribution  on the
Payment Date in the month of receipt,  but is not  obligated to do so. If the Master  Servicer so elects,  such amounts  will be deemed to have been  received  (and any related  Liquidation
Loss  Amount  shall be deemed  to have  occurred)  on the last day of the  month  prior to the receipt thereof.

        The Master  Servicer may cause the institution  maintaining  the Custodial  Account to invest any funds in the Custodial Account in Permitted Investments  (including  obligations of the  Master  Servicer  or any of its  Affiliates,  if such  obligations  otherwise  qualify as
Permitted  Investments),  which shall  mature not later than the Business  Day  preceding  the next  Payment  Date and  shall not be sold or  disposed  of prior to its  maturity.  Except as provided  above,  all income and gain  realized  from any such  investment  shall inure to the benefit of the Master  Servicer and shall be subject to its  withdrawal  or order from time to time.  The  amount of any losses  incurred  in  respect  of the  principal  amount of any such investments  shall be deposited  in the  Custodial  Account by the Master  Servicer out of its
own funds immediately as realized.

(c)     The Master  Servicer  will require  each  Subservicer  to hold all funds  constituting collections on the Home Equity Loans,  pending remittance  thereof to the Master Servicer,  in one or more  accounts  meeting  the  requirements  of an  Eligible  Account,  and  invested in
Permitted Investments.

Section 3.03   PERMITTED  WITHDRAWALS FROM THE CUSTODIAL  ACCOUNT.  The Master Servicer shall, from time to time as provided herein,  make withdrawals from the Custodial  Account of amounts on deposit  therein  pursuant to Section 3.02 that are  attributable  to the Home Equity Loans for the following purposes:

(a)     to deposit in the Payment Account,  on the Business Day prior to each Payment Date, an
amount  equal  to  the  Interest   Collections  and  Principal   Collections  required  to  be
distributed  on such Payment Date and any payments or  collections in the nature of prepayment charges received during the related Collection Period;

(b)     prior to  either an  Amortization  Event or the  Collection  Period  during  which the
Revolving  Period ends,  to pay to the Seller,  the amount of any  Additional  Balances as and when created during the related  Collection  Period,  provided,  that the aggregate  amount so paid to the  Seller in respect  of  Additional  Balances  at any time  during  any  Collection
Period  shall not exceed the amount of  Principal  Collections  theretofore  received for such
Collection Period;

               (c)    to the extent  deposited to the Custodial  Account,  to reimburse itself or the related  Subservicer  for  previously  unreimbursed  expenses  incurred in  maintaining individual  insurance  policies  pursuant  to  Section  3.04,  or  Liquidation  Expenses  paid pursuant to Section 3.07 or  otherwise  reimbursable  pursuant to the terms of this  Servicing
Agreement (to the extent not payable  pursuant to Section 3.09),  such withdrawal  right being limited to amounts  received on particular Home Equity Loans (other than any Repurchase  Price in respect  thereof) which  represent late  recoveries of the payments for which such advances were made, or from related  Liquidation  Proceeds or the proceeds of the purchase of such Home
Equity Loan;

               (d)    to pay to itself out of each payment  received on account of interest on a Home Equity Loan as  contemplated  by Section  3.09,  an amount equal to the related  Master
Servicing  Fee (to the extent  not  retained  pursuant  to  Section  3.02),  and to pay to any
Subservicer any Subservicing Fees not previously withheld by the Subservicer;

               (e)    to the extent  deposited  in the  Custodial  Account to pay to itself as
additional  servicing   compensation  any  interest  or  investment  income  earned  on  funds deposited  in the  Custodial  Account  and  Payment  Account  that it is  entitled to withdraw pursuant to Sections 3.02(b) and 5.01;

(f)     to the extent  deposited  in the  Custodial  Account,  to pay to itself as  additional servicing compensation any Foreclosure Profits (to the extent permitted by law);

               (g)    to pay to itself, a Subservicer or the Seller,  or any other appropriate person,  as the case may be, with  respect to any Home  Equity  Loan or  property  acquired in respect  thereof that has been purchased or otherwise  transferred  to the Seller,  the Master
Servicer,  the Limited  Repurchase Right Holder or other entity,  all amounts received thereon and not  required to be  distributed  to  Securityholders  as of the date on which the related
Purchase Price or Repurchase Price is determined;

               (h)    to withdraw any other amount  deposited  in the  Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

               (i)    after the  occurrence of an  Amortization  Event,  to pay to the Seller,
the Excluded Amount for each Home Equity Loan; and

               (j)    to reimburse  itself for amounts  expended by it (a) pursuant to Section
3.06 in good faith in  connection  with the  restoration  of property  damaged by an Uninsured
Cause,  and (b) in connection  with the liquidation of a Home Equity Loan or disposition of an
REO Property to the extent not otherwise reimbursed pursuant to clause (c) above.

Since,  in connection with  withdrawals  pursuant to clauses (c), (d), (f) and (g), the Master
Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related
Home Equity Loan, the Master Servicer shall keep and maintain separate  accounting,  on a Home
Equity Loan by Home Equity Loan basis,  for the purpose of justifying any withdrawal  from the
Custodial  Account  pursuant to such  clauses.  Notwithstanding  any other  provision  of this
Servicing  Agreement,  the Master  Servicer  shall be  entitled  to  reimburse  itself for any previously  unreimbursed expenses incurred pursuant to Section 3.07 or otherwise  reimbursable pursuant to the terms of this Servicing  Agreement that the Master  Servicer  determines to be otherwise  nonrecoverable  (except  with  respect  to any Home  Equity  Loan as to  which  the
Repurchase  Price has been  paid),  by  withdrawal  from the  Custodial  Account of amounts on deposit  therein  attributable  to the Home  Equity  Loans on any  Business  Day  prior to the
Payment Date succeeding the date of such determination.

Section 3.04   MAINTENANCE OF HAZARD INSURANCE; PROPERTY PROTECTION EXPENSES.

                 (a)  The Master  Servicer  shall cause to be maintained  for each Home Equity
Loan  hazard  insurance  naming  the Master  Servicer  or  related  Subservicer  as loss payee thereunder  providing  extended coverage in an amount which is at least equal to the lesser of
(i) the maximum  insurable value of the improvements  securing such Home Equity Loan from time to time or (ii) the  combined  Loan  Balance  owing on such Home Equity Loan and any  mortgage loan  senior  to such  Home  Equity  Loan  from  time to time;  provided,  however,  that such coverage may not be less than the minimum  amount  required to fully  compensate  for any loss or  damage  on a  replacement  cost  basis.  The  Master  Servicer  shall  also  cause  to  be maintained  on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any
Home Equity Loan,  fire insurance with extended  coverage in an amount which is at least equal to the amount necessary to avoid the application of any  co-insurance  clause contained in the related  hazard  insurance  policy.  Amounts  collected by the Master  Servicer under any such policies  (other  than  amounts  to be  applied to the  restoration  or repair of the  related
Mortgaged  Property  or  property  thus  acquired  or amounts  released  to the  Mortgagor  in accordance with the Master Servicer's  normal servicing  procedures) shall be deposited in the
Custodial  Account to the extent  called for by Section  3.02. In cases in which any Mortgaged
Property  is  located  at any  time  during  the  life of a Home  Equity  Loan in a  federally designated  flood area,  the hazard  insurance  to be  maintained  for the related Home Equity
Loan shall  include  flood  insurance  (to the  extent  available).  All such flood  insurance shall be in amounts  equal to the  lesser of (i) the amount  required  to  compensate  for any loss or damage to the  Mortgaged  Property  on a  replacement  cost basis and (ii) the maximum amount of such  insurance  available  for the related  Mortgaged  Property  under the national flood insurance  program  (assuming that the area in which such Mortgaged  Property is located is  participating  in such  program).  The Master  Servicer  shall be under no  obligation  to require that any  Mortgagor  maintain  earthquake or other  additional  insurance and shall be under no obligation  itself to maintain any such additional  insurance on property acquired in respect of a Home Equity Loan,  other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall require such additional insurance.

        If the Master Servicer shall obtain and maintain a blanket policy  consistent with its general  mortgage  servicing  activities  insuring  against  hazard  losses on all of the Home
Equity Loans,  it shall  conclusively be deemed to have satisfied its obligations as set forth in the first  sentence of this Section 3.04, it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy  complying with the first  sentence  of this  Section  3.04 and there  shall have been a loss which would have been covered by such policy,  deposit in the  Custodial  Account the amount not otherwise payable under the blanket policy because of such  deductible  clause.  Any such deposit by the
Master  Servicer shall be made on the last Business Day of the Collection  Period in the month in which payments  under any such policy would have been  deposited in the Custodial  Account.
In connection  with its activities as servicer of the Home Equity Loans,  the Master  Servicer agrees to present,  on behalf of itself,  the Issuer and the Indenture  Trustee,  claims under any such blanket policy.

Section 3.05   ENFORCEMENT OF DUE-ON-SALE  CLAUSES;  ASSUMPTION AND  MODIFICATION  AGREEMENTS;
RELEASE  OR  SUBSTITUTION  OF  LIEN.  (a)When  any  Mortgaged  Property  is  conveyed  by  the
Mortgagor,  the  Master  Servicer  or  Subservicer,  to the  extent it has  knowledge  of such conveyance,  shall enforce any due-on-sale  clause contained in any Mortgage Note or Mortgage, to the extent  permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or  jeopardize  coverage  under any
Required   Insurance   Policy  or   otherwise   adversely   affect   the   interests   of  the
Certificateholders or the Credit Enhancer.  Notwithstanding the foregoing:

               (i)    the  Master  Servicer  shall not be deemed to be in  default  under this
        Section  3.05(a) by reason of any transfer or assumption  which the Master Servicer is restricted by law from preventing; and

               (ii)   if the Master Servicer  determines that it is reasonably likely that any
        Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid enforcement of a due-on-sale  clause contained in any Mortgage Note or  Mortgage,  the Master  Servicer  shall not be required to enforce the  due-on-sale clause or to contest such action.

               (b)    Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in Section  3.05(a),  the Master Servicer or the related  Subservicer, as the case may be,  shall be  entitled  to (A) execute  assumption  agreements,  substitution agreements,  and  instruments of satisfaction or cancellation or of partial or full release or discharge,  or  any  other  document  contemplated  by  this  Servicing  Agreement  and  other comparable  instruments  with  respect  to the  Home  Equity  Loans  and with  respect  to the
Mortgaged  Properties  subject to the Mortgages (and the Issuer and the Indenture Trustee each shall promptly  execute any such documents on request of the Master  Servicer) and (B) approve the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related Mortgaged Property or other similar matters,  if it has determined,  exercising its good faith  business  judgment  in the same manner as it would if it were the owner of the related Home Equity Loan,  that the security for, and the timely and full  collectability  of, such Home Equity Loan would not be adversely  affected  thereby.  A partial  release  pursuant to this  Section 3.05 shall be permitted  only if the  Combined  Loan-to-Value  Ratio for such
Home Equity Loan after such partial release does not exceed the Combined  Loan-to-Value  Ratio for such Home Equity Loan as of the Cut-off  Date.  Any fee  collected by the Master  Servicer or the  related  Subservicer  for  processing  such  request  will be  retained  by the Master
Servicer or such Subservicer as additional servicing compensation.

               (c)    The Master  Servicer  may enter into an  agreement  with a Mortgagor  to release the lien on the  Mortgaged  Property  relating  to a Home  Equity Loan (the  "Existing
Lien"),  if at the time of such  agreement  the Home  Equity  Loan is  current  in  payment of principal and interest, under any of the following circumstances:

(i)     in any case in which,  simultaneously  with the  release  of the  Existing  Lien,  the
Mortgagor  executes and delivers to the Master  Servicer a Mortgage on a substitute  Mortgaged
Property,  provided that the Combined  Loan-to-Value Ratio of the Home Equity Loan (calculated based on the Appraised  Value of the  substitute  Mortgaged  Property) is not greater than the
Combined Loan-to-Value Ratio prior to releasing the Existing Lien;

(ii)    in any case in which,  simultaneously  with the  release  of the  Existing  Lien,  the
Mortgagor  executes and delivers to the Master  Servicer a Mortgage on a substitute  Mortgaged
Property,  provided  that:  (A) the  Combined  Loan-to-Value  Ratio  of the Home  Equity  Loan
(calculated  based  on the  Appraised  Value  of the  substitute  Mortgaged  Property)  is not greater  than the lesser of (1) 100% and (2) 105% of the  Combined  Loan-to-Value  Ratio prior to releasing  the Existing  Lien;  and (B) the Master  Servicer  determines  that at least two appropriate  compensating  factors are present  (compensating  factors  may  include,  without limitation,  an  increase  in the  Mortgagor's  monthly  cash flow  after  debt  service,  the
Mortgagor's  debt-to-income  ratio has not increased since origination,  or an increase in the
Mortgagor's credit score); or

(iii)   in any case in which,  at the time of release of the Existing Lien, the Mortgagor does not provide the Master Servicer with a Mortgage on a substitute  Mortgaged  Property (any Home
Equity  Loan that  becomes  and remains  unsecured  in  accordance  with this  subsection,  an
"Unsecured  Loan"),  provided that: (A) the current  Combined  Loan-to-Value  Ratio is greater than or equal to 85%;  (B) the Master  Servicer  shall not permit the  release of an  Existing
Lien under this clause (iii) as to more than 100 Home Equity Loans in any calendar  year;  (C)
at no time shall the  aggregate  Loan Balance of Unsecured  Loans exceed 2.5% of the then Pool
Balance;  (D) the Mortgagor  agrees to an automatic  debit  payment  plan;  and (E) the Master
Servicer  shall  provide  notice  to each  Rating  Agency  that has  requested  notice of such releases.

        In connection  with any Unsecured  Loan, the Master Servicer may require the Mortgagor to enter into an agreement under which:  (i) the Loan Rate may be increased  effective until a substitute  Mortgage  meeting the criteria  under (i) or (ii) above is  provided;  or (ii) any other  provision  may  be  made  which  the  Master  Servicer  considers  to  be  appropriate.
Thereafter,  the Master  Servicer  shall  determine  in its  discretion  whether to accept any proposed Mortgage on any substitute  Mortgaged  Property as security for the Home Equity Loan, and the Master  Servicer may require the  Mortgagor to agree to any further  conditions  which the Master  Servicer  considers  appropriate in connection with such  substitution,  which may include a  reduction  of the Loan  Rate (but not below the Loan Rate in effect at the  Closing
Date).  Any Home  Equity  Loan as to which a Mortgage on a  substitute  Mortgaged  Property is provided  in  accordance  with the  preceding  sentence  shall no  longer  be  deemed to be an
Unsecured Loan.

               (d)    Subject to any other  applicable terms and conditions of this Agreement, the Master  Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any Home Equity  Loan,  provided  the obligee with respect to such Home Equity Loan following such proposed assignment  provides the Master Servicer with a "Lender  Certification for  Assignment  of Home Equity  Loan" in the form  attached  hereto as Exhibit D, in form and
substance   satisfactory  to  the  Indenture  Trustee  and  Master  Servicer,   providing  the
following:  (i) that the Home  Equity  Loan is  secured  by  Mortgaged  Property  located in a jurisdiction  in which an  assignment  in lieu of  satisfaction  is required to preserve  lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a  refinancing  under,  the  laws  of  such  jurisdiction;  (ii)  that  the  substance  of the assignment  is, and is  intended  to be, a  refinancing  of such Home Equity Loan and that the form of the  transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Home Equity Loan  following  the proposed  assignment  will have a rate of  interest  at least  0.25  percent  below or above the rate of  interest  on such Home
Equity  Loan  prior to such  proposed  assignment;  and (iv)  that such  assignment  is at the request of the borrower  under the related Home Equity Loan.  Upon  approval of an  assignment in lieu of  satisfaction  with  respect to any Home Equity  Loan,  the Master  Servicer  shall receive  cash in an amount  equal to the unpaid Loan  Balance of and accrued  interest on such
Home Equity  Loan and the Master  Servicer  shall treat such amount as a Principal  Prepayment in Full with respect to such Home Equity Loan for all purposes hereof.

Section 3.06   TRUST ESTATE; RELATED DOCUMENTS   (a)      When  required by the  provisions of
this Servicing  Agreement,  the Issuer or the Indenture  Trustee shall execute  instruments to release property from the terms of the Trust Agreement,  Indenture or Custodial Agreement,  as
applicable,  or convey the  Issuer's or the  Indenture  Trustee's  interest in the same,  in a manner  and  under  circumstances  which  are not  inconsistent  with the  provisions  of this
Servicing  Agreement.  No party  relying  upon an  instrument  executed  by the  Issuer or the
Indenture  Trustee as provided in this Section  3.06 shall be bound to ascertain  the Issuer's or the  Indenture  Trustee's  authority,  inquire  into  the  satisfaction  of any  conditions precedent or see to the application of any moneys.

               (b)    If from time to time the Master  Servicer shall deliver to the Custodian copies of any written  assurance,  assumption  agreement  or  substitution  agreement or other similar  agreement  pursuant  to Section  3.05,  the  Custodian  shall check that each of such documents  purports  to be an  original  executed  copy  (or a copy of the  original  executed document if the original  executed copy has been  submitted for recording and has not yet been returned)  and, if so, shall file such  documents,  and upon receipt of the original  executed copy from the  applicable  recording  office or receipt  of a copy  thereof  certified  by the applicable  recording  office shall file such  originals or certified  copies with the Related
Documents.  If any such  documents  submitted  by the  Master  Servicer  do not meet the above qualifications,  such  documents  shall  promptly be returned by the  Custodian  to the Master
Servicer, with a direction to the Master Servicer to forward the correct documentation.

               (c)    Upon  receipt  of a  Request  for  Release  from  the  Master  Servicer, substantially  in the form of Exhibit C to the  effect  that a Home  Equity  Loan has been the subject of a final  payment or a prepayment  in full and the related Home Equity Loan has been terminated or that  substantially  all Liquidation  Proceeds which have been determined by the
Master  Servicer in its reasonable  judgment to be finally  recoverable  have been  recovered, and upon deposit to the Custodial  Account of such final monthly  payment,  prepayment in full together  with  accrued and unpaid  interest to the date of such  payment with respect to such
Home Equity  Loan or, if  applicable,  Liquidation  Proceeds,  the  Custodian  shall  promptly release the Related  Documents  to the Master  Servicer,  which the  Indenture  Trustee  shall execute,  along with such  documents as the Master  Servicer or the  Mortgagor  may request to evidence  satisfaction  and  discharge  of such Home Equity  Loan,  upon request of the Master
Servicer.  If from time to time and as  appropriate  for the servicing or  foreclosure  of any
Home  Equity  Loan,  the  Master  Servicer  requests  the  Custodian  to release  the  Related
Documents  and  delivers  to the  Custodian a trust  receipt  reasonably  satisfactory  to the
Custodian  and signed by a Responsible  Officer of the Master  Servicer,  the Custodian  shall release the  Related  Documents  to the Master  Servicer.  If such Home Equity  Loans shall be liquidated  and the  Custodian  receives a  certificate  from the Master  Servicer as provided above,  then,  upon request of the Master  Servicer,  the  Custodian  shall  release the trust receipt to the Master Servicer.

Section 3.07   REALIZATION  UPON DEFAULTED HOME EQUITY LOANS;  LOSS  MITIGATION.  With respect to such of the Home Equity  Loans as come into and  continue in default,  the Master  Servicer will decide whether to (i) foreclose upon the Mortgaged  Properties  securing such Home Equity
Loans,  (ii) write off the unpaid  Loan  Balance of the Home Equity  Loans as bad debt,  (iii)
take a deed in lieu of  foreclosure,  (iv)  accept a short  sale (a payoff of the Home  Equity
Loan for an amount less than the total  amount  contractually  owed in order to  facilitate  a sale of the Mortgaged  Property by the  Mortgagor) or permit a short  refinancing (a payoff of the Home Equity Loan for an amount less than the total amount  contractually  owed in order to facilitate  refinancing  transactions  by the  Mortgagor not involving a sale of the Mortgaged
Property),  (v) arrange for a repayment  plan, (vi) agree to a modification in accordance with this Servicing  Agreement,  or (vii) take an unsecured  note, in connection  with a negotiated release of the lien of the Mortgage in order to  facilitate a settlement  with the  Mortgagor;
in each case  subject  to the  rights of any  related  first  lien  holder;  provided  that in connection with the foregoing if the Master  Servicer has actual  knowledge that any Mortgaged
Property is affected by hazardous or toxic wastes or substances  and that the  acquisition  of such Mortgaged  Property would not be commercially  reasonable,  then the Master Servicer will not cause the Issuer or the Indenture  Trustee to acquire title to such Mortgaged  Property in a foreclosure or similar  proceeding.  In connection  with such decision,  the Master Servicer shall  follow  such  practices  (including,  in the case of any  default  on a related  senior mortgage  loan,  the advancing of funds to correct such default if deemed to be appropriate by the Master  Servicer) and  procedures as it shall deem  necessary or advisable and as shall be normal and usual in its  general  mortgage  servicing  activities  and as shall be required or permitted by the Program Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master  Servicer is acting in connection  with any such  foreclosure or  attempted  foreclosure  which is not  completed  or other  conversion  in a manner that is consistent  with the provisions of this Servicing  Agreement.  The foregoing is subject to the proviso that the Master  Servicer  shall not be required to expend its own funds in connection with  any  foreclosure  or  attempted  foreclosure  which  is not  completed  or  towards  the correction of any default on a related  senior  mortgage loan or  restoration  of any property unless it shall determine that such  expenditure  will increase Net Liquidation  Proceeds.  In the event of a  determination  by the Master  Servicer  that any such  expenditure  previously made pursuant to this Section 3.07 will not be  reimbursable  from Net  Liquidation  Proceeds, the Master Servicer shall be entitled to  reimbursement  of its funds so expended  pursuant to
Section 3.03.

               In addition,  the Master Servicer may pursue any remedies that may be available in  connection  with a breach of a  representation  and warranty with respect to any such Home
Equity Loan in accordance  with Section  2.03.  However,  the Master  Servicer is not required to continue to pursue both  foreclosure (or similar  remedies) with respect to the Home Equity
Loans and  remedies  in  connection  with a breach of a  representation  and  warranty  if the
Master  Servicer  determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the Home Equity  Loan.  Upon the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit  in the  Custodial  Account  of all
Insurance  Proceeds,  Liquidation  Proceeds and other payments and  recoveries  referred to in the definition of "Cash  Liquidation"  or "REO  Disposition,"  as applicable,  upon receipt by the Indenture Trustee of written  notification of such deposit signed by a Servicing  Officer, the  Indenture  Trustee  or any  Custodian,  as the case may be,  shall  release to the Master
Servicer the related  Mortgage File and the  Indenture  Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the Master  Servicer,  in each case without recourse,  representation  or warranty as shall be necessary to vest in the Master Servicer or its  designee,  as the case may be, the related Home Equity  Loan,  and  thereafter  such Home
Equity  Loan  shall  not be part of the  Trust.  Notwithstanding  the  foregoing  or any other provision of this  Agreement,  in the Master  Servicer's  sole  discretion with respect to any defaulted  Home Equity Loan or REO Property as to either of the  following  provisions,  (i) a
Cash  Liquidation  or REO  Disposition  may be deemed to have  occurred if  substantially  all amounts  expected  by the Master  Servicer  to be  received  in  connection  with the  related defaulted  Home Equity Loan or REO Property  have been  received;  provided,  however,  a Cash
Liquidation  or REO  Disposition  shall be deemed to have  occurred  with  respect to any Home
Equity  Loan  that is 180  days or more  delinquent  as of the end of the  related  Collection
Period;  provided further,  however, any subsequent  collections with respect to any such Home
Equity  Loan  shall  be  deposited  to  the  Custodial  Account,  and  (ii)  for  purposes  of determining the amount of any Liquidation  Proceeds,  Insurance Proceeds,  REO Proceeds or any
other  unscheduled  collections  or the  amount of any  Liquidation  Loss  Amount,  the Master
Servicer  may take  into  account  minimal  amounts  of  additional  receipts  expected  to be received  or  any  estimated  additional  liquidation  expenses  expected  to be  incurred  in connection with the related defaulted Home Equity Loan or REO Property.

        In the event that title to any Mortgaged  Property is acquired in  foreclosure  by the
Trust or by deed in lieu of  foreclosure,  the deed or  certificate of sale shall be issued in the name of the Indenture  Trustee or a nominee thereof,  who shall hold the same on behalf of the  Issuer  in  accordance  with  Section  3.13 of the  Indenture.  Notwithstanding  any such acquisition  of title and  cancellation  of the  related  Home  Equity  Loan,  such  Mortgaged
Property  shall  (except  as  otherwise  expressly  provided  herein) be  considered  to be an outstanding  Home Equity Loan held as an asset of the Issuer until such time as such  property shall be sold.  Consistent with the foregoing for purposes of all calculations  hereunder,  so long as such Mortgaged  Property shall be considered to be an outstanding  Home Equity Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Loan
Agreement  shall have been  discharged,  such Loan Agreement in effect at the time of any such acquisition  of title before any  adjustment  thereto by reason of any  bankruptcy  or similar proceeding or any moratorium or similar waiver or grace period will remain in effect.

        Any proceeds  from the  purchase or  repurchase  of any Home Equity  Loan,  that occur before  such Home Equity Loan is deemed  liquidated,  pursuant to the terms of this  Servicing
Agreement  (including without limitation  Sections 2.03, 3.15 and 3.16) will be applied in the following order of priority:  first, to the Master  Servicer or the related  Subservicer,  all
Servicing  Fees  payable  therefrom  to the  Payment  Date on  which  such  amounts  are to be deposited  in the  Payment  Account;  second,  as  Interest  Collections,  accrued  and unpaid interest on the related  Home Equity  Loan,  at the Net Loan Rate to the Payment Date on which
such  amounts  are  to  be  deposited  in  the  Payment  Account;   and  third,  as  Principal
Collections, as a recovery of principal on the Home Equity Loan.

        Liquidation  Proceeds with respect to a Liquidated Home Equity Loan will be applied in the  following  order of  priority:  first,  to reimburse  the Master  Servicer or the related
Subservicer in accordance  with this Section 3.07 for any  Liquidation  Expenses;  second,  to the Master  Servicer or the related  Subservicer,  all unpaid  Servicing Fees through the date of receipt of the final Liquidation Proceeds;  third, as Principal Collections,  as a recovery of  principal  on the Home  Equity  Loan,  up to an amount  equal to the Loan  Balance  of the related  Home Equity Loan  immediately  prior to the date it became a  Liquidated  Home Equity
Loan;  fourth,  as  Interest  Collections,  accrued and unpaid  interest  on the related  Home
Equity  Loan at the Net  Loan  Rate  through  the date of  receipt  of the  final  Liquidation
Proceeds; and fifth, to Foreclosure Profits.

        Proceeds  and other  recoveries  from a Home Equity Loan after it becomes a Liquidated
Home Equity Loan will be applied in the following  order of priority:  first, to reimburse the
Master  Servicer or the related  Subservicer  in  accordance  with this  Section  3.07 for any expenses  previously  unreimbursed  from  Liquidation  Proceeds or otherwise;  second,  to the
Master  Servicer  or the  related  Subservicer,  all unpaid  Servicing  Fees  payable  thereto through  the  date  of  receipt  of the  proceeds  previously  unreimbursed  from  Liquidation
Proceeds or otherwise;  third,  as Interest  Collections,  up to an amount equal to the sum of
(a) the Loan Balance of the related Home Equity Loan  immediately  prior to the date it became a Liquidated  Home Equity Loan,  less any Net Liquidation  Proceeds  previously  received with respect to such Home Equity Loan and applied as a recovery of  principal,  and (b) accrued and unpaid  interest  on the related  Home  Equity  Loan at the Net Loan Rate  through the date of deemed liquidation; and fourth, to Foreclosure Profits.

        In the event of a default on a Home  Equity  Loan one or more of whose  obligors  is a
Non-United  States  Person,  in connection  with any  foreclosure  or acquisition of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect  of such Home  Equity  Loan,  the
Master  Servicer will cause  compliance  with the  provisions of Treasury  Regulation  Section
1.1445-2(d)(3)  (or any  successor  thereto)  necessary  to  assure  that no  withholding  tax obligation  arises with respect to the proceeds of such foreclosure  except to the extent,  if any,  that  proceeds of such  foreclosure  are required to be remitted to the obligors on such
Home Equity Loan.

Section 3.08   ISSUER AND  INDENTURE  TRUSTEE TO  COOPERATE.  On or before each Payment  Date, the Master  Servicer will notify the Indenture  Trustee or the  Custodian,  with a copy to the
Issuer,  of the  termination of or the payment in full and the  termination of any Home Equity
Loan during the  preceding  Collection  Period.  Upon  receipt of payment in full,  the Master
Servicer is authorized to execute,  pursuant to the  authorization  contained in Section 3.01, if the  assignments  of Mortgage have been recorded to the extent  required under the Purchase
Agreement,  an instrument of satisfaction regarding the related Mortgage,  which instrument of satisfaction  shall be recorded by the Master  Servicer if required by  applicable  law and be delivered to the Person  entitled  thereto and cause the removal from the  registration of the
MERS(R)System of such  Mortgage.  It is  understood  and agreed that any  expenses  incurred in connection  with such  instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Custodial  Account.  From time to time and as  appropriate  for the servicing or  foreclosure of any Home Equity Loan, the Indenture  Trustee or the Custodian  shall,  upon request of the Master  Servicer and delivery to the  Indenture  Trustee or  Custodian,  with a copy to the  Issuer,  of a Request  for  Release,  in the form  annexed  hereto as  Exhibit C, signed by a Servicing  Officer,  release or cause to be released the related  Mortgage File to the  Master  Servicer  and the  Issuer  or  Indenture  Trustee  shall  promptly  execute  such documents,  in the forms  provided  by the  Master  Servicer,  as shall be  necessary  for the prosecution  of any such  proceedings  or the taking of other  servicing  actions.  Such trust receipt  shall  obligate  the Master  Servicer to return the  Mortgage  File to the  Indenture
Trustee or the  Custodian  (as specified in such receipt) when the need therefor by the Master
Servicer no longer  exists  unless the Home Equity  Loan shall be  liquidated,  in which case, upon receipt of a certificate of a Servicing  Officer similar to that  hereinabove  specified, the trust receipt shall be released to the Master Servicer.

        In order to facilitate the  foreclosure of the Mortgage  securing any Home Equity Loan that is in default  following  recordation of the  assignments of Mortgage in accordance  with the provisions of the Purchase  Agreement,  the Indenture  Trustee or the Issuer shall,  if so requested in writing by the Master  Servicer,  promptly  execute an appropriate  assignment in the form  provided  by the Master  Servicer to assign such Home Equity Loan for the purpose of collection to the Master Servicer (any such assignment shall  unambiguously  indicate that the assignment is for the purpose of collection  only),  and, upon such assignment,  such assignee for  collection  will  thereupon  bring all  required  actions  in its own name and  otherwise enforce  the  terms  of the Home  Equity  Loan  and  deposit  or  credit  the Net  Liquidation
Proceeds,  exclusive of Foreclosure  Profits,  received with respect  thereto in the Custodial
Account.  In the event that all  delinquent  payments  due under any such Home Equity Loan are paid by the  Mortgagor  and any other  defaults are cured,  then the  assignee for  collection shall  promptly  reassign  such Home  Equity  Loan to the  Indenture  Trustee  and  return all
Related Documents to the place where the related Mortgage File was being maintained.

        In  connection  with the Issuer's  obligation to cooperate as provided in this Section
3.08 and all other  provisions of this Servicing  Agreement  requiring the Issuer to authorize or permit any  actions  to be taken  with  respect to the Home  Equity  Loans,  the  Indenture
Trustee,  as pledgee of the Home  Equity  Loans and as  assignee  of record of the Home Equity
Loans on behalf of the Issuer  pursuant to Section 3.13 of the  Indenture,  expressly  agrees, on behalf of the  Issuer,  to take all such  actions on behalf of the  Issuer and to  promptly execute and return all  instruments  reasonably  required by the Master Servicer in connection therewith;  provided,  that if the Master  Servicer shall request a signature of the Indenture
Trustee,  on behalf of the Issuer,  the Master Servicer will deliver to the Indenture  Trustee an Officer's  Certificate  stating that such  signature is necessary or  appropriate to enable the  Master  Servicer  to  carry  out its  servicing  and  administrative  duties  under  this
Servicing Agreement.

Section 3.09   SERVICING  COMPENSATION;  PAYMENT OF CERTAIN EXPENSES BY MASTER  SERVICER.  The
Master  Servicer  shall be entitled to receive the Master  Servicing  Fee in  accordance  with
Sections  3.02 and 3.03 as  compensation  for its services in  connection  with  servicing the
Home  Equity  Loans.  Subject  to  Section  3.07,  in the  event  that  Liquidation  Proceeds,
Insurance  Proceeds  and REO  Proceeds  in respect of a Cash  Liquidation  or REO  Disposition exceed the unpaid Loan Balance of such Home Equity Loan plus unpaid  interest  accrued thereon
(including REO Imputed  Interest) at the related Net Loan Rate,  the Master  Servicer shall be entitled  to retain  therefrom  and to pay to  itself  and/or  the  related  Subservicer,  any
Foreclosure  Profits.  Additional  servicing  compensation  in the  form of  assumption  fees, investment  income  on  amounts  in the  Custodial  Account  or the  Certificate  Distribution
Account or  otherwise  shall be retained  by the Master  Servicer  or the  Subservicer  to the
extent  provided  herein.  Moreover,  additional  servicing  compensation  in the form of late payment  charges,  investment  income on amounts in the Payment Account and other receipts not required to be deposited in the  Custodial  Account as specified in Section  3.02(b)  shall be retained by the Master  Servicer.  The Master  Servicer  shall be required to pay all expenses incurred by it in connection  with its activities  hereunder  (including  payment of all other
fees  and  expenses   not   expressly   stated   hereunder  to  be  for  the  account  of  the
Securityholders,  including,  without limitation,  the fees and expenses of the Owner Trustee,
Indenture Trustee and any Custodian) and shall not be entitled to reimbursement therefor.

Section 3.10   ANNUAL STATEMENT AS TO COMPLIANCE. (a)     The Master  Servicer will deliver to
the Depositor,  the Credit Enhancer and the Indenture  Trustee on or before the earlier of (a)
March 31 of each year or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the  Commission,  the date on which the  annual  report on Form
10-K is  required  to be  filed  in  accordance  with  the  Exchange  Act and  the  rules  and regulations of the  Commission,  a servicer  compliance  certificate,  signed by an authorized officer of the Master  Servicer,  as  described in Item 1123 of  Regulation  AB, to the effect that:

               (i)    A review  of the  Master  Servicer's  activities  during  the  reporting period  and of its  performance  under  this  Servicing  Agreement  has been made  under  such officer's supervision.

               (ii)   To the  best of such  officer's  knowledge,  based on such  review,  the
Master  Servicer has fulfilled all of its  obligations  under this Servicing  Agreement in all material  respects  throughout the reporting period or, if there has been a failure to fulfill any such  obligation  in any material  respect,  specifying  each such  failure  known to such officer and the nature and status thereof.

               The Master Servicer shall use  commercially  reasonable  efforts to obtain from all other  parties  participating  in the  servicing  function any  additional  certifications required  under Item 1123 of Regulation  AB to the extent  required to be included in a Report on Form 10-K; provided,  however,  that a failure to obtain such certifications shall not be a breach of the Master  Servicer's  duties  hereunder  if any such party fails to deliver such a certification.

               (b)    The Master  Servicer  shall  deliver  to the  Issuer  and the  Indenture
Trustee,  with a copy  to the  Credit  Enhancer,  promptly  after  having  obtained  knowledge thereof,  but in no event later than five Business Days  thereafter,  written  notice by means of an  Officer's  Certificate  of any event  which  with the  giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11   ANNUAL  INDEPENDENT  PUBLIC  ACCOUNTANTS'  SERVICING  REPORT.  On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  is  required  to be filed  in  accordance  with the  Exchange  Act and the  rules  and regulations  of the  Commission,  the Master  Servicer  at its  expense  shall cause a firm of independent  public  accountants,  which  shall  be  members  of  the  American  Institute  of
Certified Public  Accountants,  to furnish a report to the Depositor and the Indenture Trustee the  attestation  required under Item 1122(b) of Regulation  AB. In rendering such  statement, such firm may rely,  as to matters  relating to the direct  servicing  of home equity loans by
Subservicers,  upon comparable  statements for  examinations  conducted by independent  public accountants  substantially in accordance with standards  established by the American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.12   ACCESS TO CERTAIN  DOCUMENTATION  AND  INFORMATION  REGARDING  THE HOME  EQUITY
Loans.  The Master  Servicer shall provide to the Credit  Enhancer,  any  Securityholder  upon
reasonable   request  (or  a  regulator  for  a  Securityholder)  or  the  Indenture  Trustee,
reasonable  access to the  documentation  regarding  the Home Equity  Loans such access  being afforded  without charge but only upon reasonable  request and during normal business hours at the offices of the Master  Servicer.  Nothing in this  Section  3.12 shall  derogate  from the obligation of the Master  Servicer to observe any  applicable  law  prohibiting  disclosure of information  regarding  the  Mortgagors  and the  failure  of the Master  Servicer  to provide access as provided in this Section 3.12 as a result of such  obligation  shall not  constitute a breach of this Section 3.12.

Section 3.13   MAINTENANCE  OF CERTAIN  SERVICING  INSURANCE  POLICIES.  The  Master  Servicer
shall  during the term of its service as  servicer  maintain in force (i) a policy or policies of insurance  covering  errors and omissions in the  performance of its  obligations as master servicer  hereunder  and  (ii) a  fidelity  bond in  respect  of its  officers,  employees  or agents.  Each such policy or policies  and bond shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie Mac,  whichever is greater,  for Persons performing servicing  for Home Equity Loans  purchased by such  entity.  Coverage of the Master  Servicer under a policy or bond  obtained by an Affiliate  of the Master  Servicer  and  providing  the coverage required by this Section 3.13 shall satisfy the requirements of this Section 3.13.

Section 3.14   INFORMATION   REQUIRED  BY  THE  INTERNAL   REVENUE   SERVICE  AND  REPORTS  OF
FORECLOSURES  AND  ABANDONMENTS OF MORTGAGED  PROPERTY.  The Master Servicer shall prepare and deliver all federal and state  information  reports with respect to the Home Equity Loans when and as required by all  applicable  state and federal  income tax laws.  In  particular,  with respect to the  requirement  under  Section  6050J of the Code to the  effect  that the Master
Servicer or Subservicer  shall make reports of foreclosures  and abandonments of any mortgaged property  for each year  beginning  in 2006,  the Master  Servicer or  Subservicer  shall file reports  relating to each instance  occurring  during the previous  calendar  year  commencing with the fiscal year 2006 in which the Master  Servicer (i) on behalf of the Issuer,  acquires an interest in any Mortgaged  Property through  foreclosure or other comparable  conversion in full or partial  satisfaction  of a Home Equity Loan, or (ii) knows or has reason to know that any  Mortgaged  Property  has  been  abandoned.  The  reports  from  the  Master  Servicer  or
Subservicer  shall be in form and  substance  sufficient  to meet the  reporting  requirements imposed by Section 6050J and Section 6050H (reports  relating to mortgage  interest  received)
of the Code.

Section 3.15   OPTIONAL REPURCHASE OR TRANSFER OF HOME EQUITY LOANS.

               (a)     Notwithstanding  any  provision  in Section 3.07 to the  contrary,  the
Master  Servicer,  at its option and in its sole  discretion,  may  repurchase any Home Equity
Loan that is  delinquent  in payment  for a period of 90 days or longer  for a price  equal to the  Repurchase  Price;  provided that such Home Equity Loan is 90 days or more  delinquent at the time of  repurchase.  If at any time the Master  Servicer  makes a payment to the  Payment
Account  covering  the amount of the  Repurchase  Price for such a Home Equity  Loan,  and the
Master  Servicer  provides  to the  Indenture  Trustee a  certification  signed by a Servicing
Officer  stating  that the amount of such payment has been  deposited in the Payment  Account, then the  Indenture  Trustee  shall  execute  the  assignment  of such Home Equity Loan at the request of the Master  Servicer  without  recourse,  representation  or warranty to the Master
Servicer which shall succeed to all the Indenture  Trustee's right,  title and interest in and to such Loan, and all security and documents  relative  thereto.  Such assignment  shall be an assignment  outright and not for security.  The Master  Servicer will  thereupon own such Home
Equity  Loan,  and all such  security and  documents,  free of any further  obligation  to the
Indenture Trustee or the Securityholders with respect thereto.

               (b)    Subject to the conditions  set forth below,  the Master  Servicer,  upon receipt of written  notice and direction  from the Issuer,  shall cause the retransfer of Home
Equity  Loans  from the  Indenture  Trustee  to the  Issuer as of the close of  business  on a
Payment Date (the "Transfer  Date").  On the fifth  Business Day (the "Transfer  Notice Date")
prior to the Transfer  Date  designated  in such notice,  the Master  Servicer  shall give the
Indenture  Trustee,  the  Rating  Agencies  and the Credit  Enhancer a notice of the  proposed retransfer  that  contains  a  list  of  the  Home  Equity  Loans  to be  retransferred.  Such retransfers  of Home Equity  Loans  shall be  permitted  upon  satisfaction  of the  following conditions:

(i)     No Amortization Event has occurred or will result from such retransfer;

(ii)    On the Transfer  Date,  the  Overcollateralization  Amount (after giving effect to the removal  from the Trust of the Home Equity  Loans  proposed to be  transferred)  will equal or exceed the Required Overcollateralization Amount;

(iii)   On or before the  Transfer  Date,  the Master  Servicer  shall have  delivered  to the
Indenture  Trustee and the  Custodian a revised  Home Equity Loan  Schedule  showing  that the
Home Equity Loans are no longer owned by the Trust;

(iv)    The Master  Servicer  shall  represent  and warrant  that the Home Equity  Loans to be removed from the Trust were  selected at random and the Master  Servicer  shall have  received the consent of the Credit  Enhancer as to the  selection of the  particular  Home Equity Loans to be removed; and

(v)     The Master  Servicer  shall have  delivered  to the  Indenture  Trustee and the Credit
Enhancer an officer's  certificate  certifying that the items set forth in  subparagraphs  (i)
through  (iv),  inclusive,  have been  performed or are true and correct,  as the case may be.
The Indenture  Trustee may  conclusively  rely on such  officer's  certificate,  shall have no duty to make  inquiries  with  regard to the  matters  set forth  therein  and shall  incur no liability in so relying.

        The  Master  Servicer  shall not be  permitted  to effect the  retransfer  of any Home
Equity  Loan except  under the  conditions  specified  above.  Upon  receiving  the  requisite notice and direction  from the Issuer,  the Master  Servicer  shall perform in a timely manner those acts required of it, as specified  above.  Upon  satisfaction  of the above  conditions, on the Transfer Date the Indenture  Trustee shall  deliver,  or cause to be delivered,  to the
Issuer a written  itemization  of each Home Equity Loan being  transferred,  together with the
Mortgage  File for each such Home Equity Loan,  and the  Indenture  Trustee  shall execute and deliver to the Issuer or its designee  such other  documents  prepared by the Master  Servicer
as  shall  be   reasonably   necessary   to   transfer   such   Home   Equity   Loans  to  the
Certificateholders.  Any such  transfer of the  Trust's  right,  title and  interest in and to the Home  Equity  Loans  shall be without  recourse,  representation  or warranty by or of the
Indenture Trustee or the Trust to the Issuer or its designee.

Section 3.16   LIMITED HOME EQUITY LOAN REPURCHASE RIGHT. The Limited  Repurchase Right Holder
will have the  irrevocable  option at any time to purchase any of the Home Equity Loans at the
Repurchase  Price,  up to a maximum of five Home Equity  Loans.  In the event that this option is  exercised as to any five Home Equity Loans in the  aggregate,  this option will  thereupon terminate.  If at any  time  the  Limited  Repurchase  Right  Holder  makes a  payment  to the
Custodial  Account  covering the amount of the  Repurchase  Price for such a Home Equity Loan, and the Limited  Repurchase  Right Holder  provides to the Indenture  Trustee a  certification signed by a Servicing  Officer  stating that the amount of such payment has been  deposited in the Custodial  Account,  then the Indenture  Trustee shall execute the assignment of such Home
Equity Loan at the request of the Limited  Repurchase  Right  Holder  without  recourse to the
Limited  Repurchase  Right Holder which shall  succeed to all the Indenture  Trustee's  right, title and interest in and to such Home Equity Loan,  and all security and  documents  relative thereto.  Such assignment  shall be an assignment  outright and not for security.  The Limited
Repurchase  Right  Holder  will  thereupon  own  such  Mortgage,  and all  such  security  and documents, free of any further obligation to the Indenture Trustee with respect thereto.

ARTICLE IV

                                    SERVICING CERTIFICATE

Section 4.01   STATEMENTS  TO  SECURITYHOLDERS.  (a) With respect to each Payment Date, on the
Business Day following the related  Determination  Date, the Master  Servicer shall forward to the  Indenture  Trustee and the  Indenture  Trustee  pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail or otherwise make available  electronically  at
www.jpmorgan.com/sfr  to  each  Certificateholder,   Noteholder,   the  Credit  Enhancer,  the
Depositor,  the Owner  Trustee,  the  Certificate  Paying  Agent  and each  Rating  Agency,  a statement  setting forth the following  information  (the "Servicing  Certificate")  as to the
Notes and Certificates, to the extent applicable:

(i)     the applicable Record Date, Determination Date and Payment Date;

(ii)    the aggregate amount of payments received with respect to the Home Equity Loans, including prepayment amounts;

(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
Subservicer;

(iv)    the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)     the aggregate amount of (a) Interest  Collections,  (b) Principal  Collections and (c)
Substitution Adjustment Amounts for such Collection Period;

(vi)    the amount paid as principal to the Noteholders of each Class of Notes;

(vii)   the amount  paid as  interest to the  Noteholders  of each Class of Notes,  separately stating  the  portion  thereof  in  respect  of  Prepayment  Interest  Shortfalls,  Relief Act
Shortfalls or Net WAC Cap Shortfalls, if any;

(viii)  the aggregate  Interest  Distribution  Amount remaining unpaid, if any, for each Class of Notes, after giving effect to the payments made on such Payment Date;

(ix)    [Reserved];

(x)     the amount of any draw on the Policy for such  Payment  Date,  the amount  paid to the
Credit  Enhancer  in  reimbursement  for prior draws and the  aggregate  amount of prior draws under the Policy not yet reimbursed;

(xi)    the amount of such  distribution  as principal and interest to the  Certificateholders of the Certificates,  separately  stating the portion thereof which resulted in a reduction of the Certificate Loan Balance thereof;

(xii)   the  aggregate  Loan Balance of the Home Equity  Loans as of the end of the  preceding
Collection Period;

(xiii)  the aggregate  amount of Additional  Balances on the Home Equity Loans created  during the previous Collection Period conveyed to the Issuer;

(xiv)   the  number and  aggregate  Loan  Balances  of Home  Equity  Loans (a) as to which the
Minimum  Monthly  Payment  is  Delinquent  for 30-59  days,  60-89  days and 90 or more  days, respectively,  (b) that are  foreclosed  and (c) that have  become REO, in each case as of the end of the related Collection  Period;  provided,  however,  that such information will not be provided on the statements relating to the first Payment Date;

(xv)    the Note Rate and the Net WAC Rate for the related Collection Period;

(xvi)   the aggregate  Liquidation Loss Amounts with respect to the related Collection Period, the amount of any Liquidation  Loss  Distribution  Amounts with respect to the Notes,  and the aggregate of the  Liquidation  Loss Amounts from all  Collection  Periods to date expressed as dollars and as a percentage of the aggregate Cut-off Date Loan Balance;

(xvii)  the  aggregate   Bankruptcy   Losses  and  losses  caused  by  or  resulting  from  an
Extraordinary  Event with respect to the related  Collection  Period and the aggregate of each of such losses from all Collection Periods to date;

(xviii) the Security Balance of each Class of Notes and the Certificate  Principal  Balance of
the Certificates after giving effect to the distribution of principal on such Payment Date;

(xix)   the  aggregate  Servicing  Fees for the related  Collection  Period and the  aggregate amount of Draws for the related Collection Period;

(xx)    the number and amount of any  increases in the Credit  Limits of the Home Equity Loans during the related Collection Period;

(xxi)   the Overcollateralization  Amount, the Undercollateralization  Amount and the Required
Overcollateralization Amount immediately following such Payment Date; and

(xxii)  any  material  modifications,  extensions  or waivers to the terms of the Home  Equity
Loans during the Collection Period or that have cumulatively become material over time;

(xxiii) any material breaches of Home Equity Loan  representations  or warranties or covenants in the Purchase Agreement;

(xxiv)  the number and  principal  amount of release  agreements  pursuant to Section  3.05(c)
entered into during the calendar year and since the Closing Date, stated  separately,  for the
Home Equity Loans and, the aggregate  outstanding  principal amount of such release agreements expressed  as a  percentage  of the Pool Balance with  information  provided  separately  with respect  to all  Unsecured  Loans and (2) the number and  principal  amount of  Capitalization
Workouts  pursuant to Section  3.02(a)(v)  entered into during the calendar year and since the
Closing Date and the aggregate  outstanding  amount of the  Capitalization  Workouts expressed as a percentage of the Pool Balance; and

(xxv)   the calculation of any Servicing Trigger or Trigger Event.

        In the case of  information  furnished  pursuant to clauses (ii) and (iii) above,  the amounts  shall be expressed as an aggregate  dollar  amount per Variable  Funding  Note,  Term
Note or Certificate, as applicable, with a $1,000 denomination.

        If an  Amortization  Event or  Servicing  Default  shall  occur,  on the  Business Day following the related  Determination  Date, the Master Servicer shall forward to the Indenture
Trustee,  a statement  of such  effect,  including  the nature of such  Amortization  Event or
Servicing  Default.  The  Indenture  Trustee shall deliver or cause to be delivered by mail to the Credit Enhancer notice of such Amortization  Event or Servicing  Default,  including,  the nature  thereof.  Such statement may be included in, or separate  from, the regular  statement to Securityholders.

        In addition,  the Master  Servicer  shall forward to the  Indenture  Trustee any other information  reasonably  requested by the Indenture  Trustee  necessary to make  distributions pursuant to Section  3.05 of the  Indenture.  Prior to the close of  business on the  Business
Day next  succeeding  each  Determination  Date,  the Master  Servicer shall furnish a written statement  to the  Certificate  Paying  Agent  and the  Indenture  Trustee  setting  forth the aggregate  amounts required to be withdrawn from the Custodial  Account and deposited into the
Payment  Account on the Business Day  preceding  the related  Payment Date pursuant to Section
3.03.  The  determination  by the  Master  Servicer  of such  amounts  shall be  presumptively deemed to be correct for all purposes  hereunder and the Owner  Trustee and Indenture  Trustee shall be protected in relying upon the same  without any  independent  check or  verification.
In addition,  upon the Issuer's  written  request,  the Master Servicer shall promptly furnish information  reasonably  requested  by the Issuer that is  reasonably  available to the Master
Servicer  to  enable  the  Issuer to  perform  its  federal  and state  income  tax  reporting obligations.

Section 4.02   TAX  REPORTING.  So long as  Residential  Funding  Corporation or any Affiliate thereof owns 100% of the  Certificates,  then no separate federal and state income tax returns and  information  returns or reports will be filed with respect to the Issuer,  and the Issuer will be treated as an entity wholly owned by Residential  Funding  Corporation or an affiliate thereof.

Section 4.03   EXCHANGE ACT REPORTING.

        (a)    The Master  Servicer  shall,  on behalf of the  Depositor and in respect of the
Trust Estate,  sign and cause to be filed with the  Commission any periodic  reports  required to be filed under the  provisions  of the Exchange Act, and the rules and  regulations  of the
Commission  thereunder  including,  without  limitation,  reports on Form 10-K,  Form 10-D and
Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Indenture  Trustee shall timely provide to the Master  Servicer (I) a list of  Securityholders as shown on the  Certificate  Register  and the Note  Register as of the end of each  calendar year, (II) copies of all pleadings,  other legal process and any other  documents  relating to any claims,  charges or complaints  involving the Indenture Trustee, as trustee hereunder,  or the Trust  Estate that are  received by the  Indenture  Trustee,  (III)  notice of all matters that, to the actual  knowledge of a Responsible  Officer of the Indenture  Trustee,  have been submitted  to a  vote  of the  Securityholders,  other  than  those  matters  that  have  been submitted  to a vote of the  Securityholders  at the  request of the  Depositor  or the Master
Servicer,  and (IV) notice of any failure of the  Indenture  Trustee to make any  distribution to the  Securityholders  as required  pursuant to this Agreement.  Neither the Master Servicer nor the  Indenture  Trustee  shall have any  liability  with respect to the Master  Servicer's failure to properly  prepare or file such periodic  reports  resulting from or relating to the
Master  Servicer's  inability  or failure to obtain any  information  not  resulting  from the
Master Servicer's own negligence or willful misconduct

        (b)    Any Form 10-K filed with the  Commission in  connection  with this Section 4.03 shall include:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the Master  Servicer,  in the form  attached  as Exhibit E hereto or such other form as may be required or permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with
Rules  13a-14  and  15d-14  under  the  Exchange  Act and  any  additional  directives  of the
Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all  applicable  servicing  criteria set forth in relevant  Commission  regulations  with respect to  mortgage-backed  securities  transactions  taken as a whole  involving  the Master
Servicer  that are backed by the same types of assets as those  backing the  certificates,  as
well  as  similar   reports  on  assessment   of   compliance   received  from  other  parties
participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item 1122(a) of Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required certifications.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in  relevant  Commission  regulations,  as  described  in
Regulation 1122(b) of Regulation AB and Section 3.11.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.10.

        (c)    In connection  with the Form 10-K  Certification,  the Indenture  Trustee shall provide the Master Servicer with a back-up  certification  substantially  in the form attached hereto as Exhibit F.

        (d)    This Section 4.03 may be amended in accordance  with this  Servicing  Agreement without the consent of the Securityholders.

        (e)    The Indenture Trustee shall make available on the Indenture  Trustee's internet website each of the reports filed with the  Commission by or on behalf of the Depositor  under the  Exchange  Act, as soon as  reasonably  practicable  upon  delivery of such reports to the
Indenture Trustee.

ARTICLE V

                                       PAYMENT ACCOUNT

Section 5.01   PAYMENT ACCOUNT.  The Indenture  Trustee shall establish and maintain a Payment
Account  titled  "JPMorgan  Chase Bank,  N.A.,  as Indenture  Trustee,  for the benefit of the
Securityholders,  the  Certificate  Paying  Agent  and the  Credit  Enhancer  pursuant  to the
Indenture,  dated as of May 25, 2006,  between Home Equity Loan Trust  2006-HSA3  and JPMorgan
Chase Bank,  N.A." The Payment  Account  shall be an Eligible  Account.  On each Payment Date, amounts on deposit in the Payment  Account will be  distributed  by the  Indenture  Trustee in accordance  with Section 3.05 of the  Indenture.  The Indenture  Trustee  shall,  upon written request from the Master  Servicer,  invest or cause the  institution  maintaining  the Payment
Account to invest the funds in the Payment  Account in  Permitted  Investments  designated  in the name of the  Indenture  Trustee,  which shall  mature not later than the Business Day next preceding  the Payment Date next  following the date of such  investment  (except that (i) any investment in the  institution  with which the Payment Account is maintained or any investment in a fund for which the institution  acts as a custodian,  may mature on such Payment Date and
(ii) any other  investment  may mature on such Payment  Date if the  Indenture  Trustee  shall advance  funds on such  Payment  Date to the  Payment  Account in the  amount  payable on such investment  on such Payment  Date,  pending  receipt  thereof to the extent  necessary to make distributions  on the  Securities)  and shall not be sold or  disposed  of prior to  maturity.
All income and gain realized from any such  investment  shall be for the benefit of the Master
Servicer  and shall be subject  to its  withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of any such  investments  shall be  deposited  in the Payment
Account by the Master Servicer out of its own funds immediately as realized.

ARTICLE VI

                                     THE MASTER SERVICER

Section 6.01   LIABILITY  OF THE  MASTER  SERVICER.  The  Master  Servicer  shall be liable in accordance  herewith  only to the  extent of the  obligations  specifically  imposed  upon and undertaken by the Master Servicer herein.

Section 6.02   MERGER OR  CONSOLIDATION  OF, OR ASSUMPTION OF THE  OBLIGATIONS  OF, THE MASTER
SERVICER.  Any  corporation  into which the Master Servicer may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting from any merger,  conversion or consolidation  to which the Master Servicer shall be a party,  or any  corporation  succeeding to the  business  of the Master  Servicer,  shall be the  successor  of the  Master  Servicer, hereunder,  without  the  execution  or filing of any paper or any  further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        The Master  Servicer  may assign its rights and  delegate  its duties and  obligations under this  Servicing  Agreement;  provided,  that the Person  accepting  such  assignment  or delegation  shall be a Person which is qualified to service Home Equity  Loans,  is reasonably satisfactory  to the Indenture  Trustee (as pledgee of the Home Equity Loans),  the Issuer and the Credit  Enhancer,  is willing to service the Home Equity  Loans and  executes and delivers to the  Indenture  Trustee  and the  Issuer an  agreement,  in form and  substance  reasonably satisfactory to the Credit Enhancer,  the Indenture Trustee and the Issuer,  which contains an assumption  by  such  Person  of the due  and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Servicing  Agreement;  provided,  further,  that each Rating Agency's rating of the Securities in  effect  immediately  prior  to such  assignment  and  delegation  will  not be  qualified, reduced,  or  withdrawn  as a result of such  assignment  and  delegation  (as  evidenced by a letter to such effect from each Rating  Agency),  if determined  without regard to the Policy;
and provided,  further,  that the Owner  Trustee  receives an Opinion of Counsel to the effect that such  assignment or  delegation  shall not cause the Trust to be treated as a corporation for federal or state income tax purposes.

Section 6.03   LIMITATION ON LIABILITY OF THE MASTER  SERVICER AND OTHERS.  Neither the Master
Servicer nor any of the  directors  or officers or employees or agents of the Master  Servicer shall be under any liability to the Issuer,  the Owner Trustee,  the Indenture  Trustee or the
Securityholders  for any action taken or for refraining  from the taking of any action in good faith pursuant to this Servicing Agreement,  provided,  however, that this provision shall not protect the Master  Servicer or any such Person  against any liability  which would  otherwise be  imposed  by reason  of its  willful  misfeasance,  bad  faith or gross  negligence  in the performance  of  its  duties  hereunder  or  by  reason  of  its  reckless  disregard  of  its obligations  and  duties  hereunder.  The  Master  Servicer  and any  director  or  officer or employee or agent of the Master  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed and  submitted by any Person  respecting  any matters  arising hereunder.  The Master  Servicer  and any  director  or officer  or  employee  or agent of the
Master  Servicer  shall be  indemnified  by the Issuer  and held  harmless  against  any loss, liability or expense  incurred in connection  with any legal action relating to this Servicing
Agreement or the  Securities,  including any amount paid to the Owner Trustee or the Indenture
Trustee  pursuant to Section  6.06(b),  other than any loss,  liability or expense incurred by reason of its willful  misfeasance,  bad faith or gross  negligence in the  performance of its duties  hereunder  or by  reason of its  reckless  disregard  of its  obligations  and  duties hereunder.  The Master  Servicer shall not be under any obligation to appear in,  prosecute or defend any legal  action  which is not  incidental  to its duties to service  the Home  Equity
Loans in accordance  with this  Servicing  Agreement,  and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the Master  Servicer  may in its sole discretion  undertake  any such action which it may deem  necessary or desirable in respect of this  Servicing  Agreement,  and the rights and duties of the parties hereto and the interests of the  Securityholders.  In such  event,  the  reasonable  legal  expenses  and costs of such action and any liability resulting  therefrom shall be expenses,  costs and liabilities of the
Issuer,  and the Master  Servicer  shall be entitled  to be  reimbursed  therefor.  The Master
Servicer's  right to indemnity or  reimbursement  pursuant to this Section 6.03 shall  survive any  resignation or termination of the Master  Servicer  pursuant to Section 6.04 or 7.01 with respect to any losses,  expenses,  costs or liabilities  arising prior to such  resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04   MASTER  SERVICER NOT TO RESIGN.  Subject to the provisions of Section 6.02, the
Master  Servicer shall not resign from the  obligations and duties hereby imposed on it except
(i) upon  determination  that the  performance of its  obligations or duties  hereunder are no longer  permissible  under applicable law or are in material  conflict by reason of applicable law with any other activities  carried on by it or its  subsidiaries or Affiliates,  the other activities  of the  Master  Servicer  so causing  such a  conflict  being of a type and nature carried  on by the Master  Servicer  or its  subsidiaries  or  Affiliates  at the date of this
Servicing  Agreement or (ii) upon  satisfaction  of the following  conditions:  (a) the Master
Servicer  has  proposed  a  successor  servicer  to the Issuer  and the  Indenture  Trustee in writing and such  proposed  successor  servicer is reasonably  acceptable  to the Issuer,  the
Indenture  Trustee and the Credit  Enhancer;  (b) each Rating  Agency  shall have  delivered a letter to the Issuer,  the Credit Enhancer and the Indenture  Trustee prior to the appointment of the successor  servicer  stating that the proposed  appointment of such successor  servicer as Master  Servicer  hereunder  will not result in the  reduction  or  withdrawal  of the then current rating of the  Securities,  if determined  without regard to the Policy;  and (c) such proposed successor servicer is reasonably  acceptable to the Credit Enhancer,  as evidenced by a  letter  to  the  Issuer  and  the  Indenture  Trustee;  provided,  however,  that  no  such resignation by the Master Servicer shall become  effective  until such successor  servicer or, in the case of (i) above, the Indenture  Trustee,  as pledgee of the Home Equity Loans,  shall have  assumed  the  Master  Servicer's  responsibilities  and  obligations  hereunder  or  the
Indenture  Trustee,  as pledgee of the Home Equity  Loans,  shall have  designated a successor servicer in accordance  with Section 7.02. Any such  resignation  shall not relieve the Master
Servicer of responsibility  for any of the obligations  specified in Sections 7.01 and 7.02 as obligations  that survive the  resignation  or termination  of the Master  Servicer.  Any such determination  permitting  the  resignation  of the Master  Servicer  shall be evidenced by an
Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer.

Section 6.05   DELEGATION OF DUTIES.  In the ordinary course of business,  the Master Servicer at any time may  delegate  any of its duties  hereunder  to any Person,  including  any of its
Affiliates,  who agrees to conduct such duties in  accordance  with  standards  comparable  to those with which the Master  Servicer  complies  pursuant  to Section  3.01.  Such  delegation shall not relieve the Master  Servicer of its liabilities  and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06   MASTER  SERVICER  TO PAY  INDENTURE  TRUSTEE'S  AND  OWNER  TRUSTEE'S  FEES AND
EXPENSES; INDEMNIFICATION.  (a)     The  Master  Servicer  covenants  and agrees to pay to the
Owner  Trustee,  the Indenture  Trustee and any  co-trustee  of the  Indenture  Trustee or the
Owner Trustee from time to time,  and the Owner  Trustee,  the Indenture  Trustee and any such co-trustee shall be entitled to,  reasonable  compensation  (which shall not be limited by any provision  of law in regard to the  compensation  of a trustee  of an  express  trust) for all services  rendered  by each of them in the  execution  of the trusts  created  under the Trust
Agreement  and the  Indenture  and in the  exercise and  performance  of any of the powers and duties under the Trust  Agreement or the Indenture,  as the case may be, of the Owner Trustee, the Indenture  Trustee and any  co-trustee,  and the Master Servicer will pay or reimburse the
Indenture Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements and advances  incurred or made by the Indenture  Trustee or any co-trustee in accordance  with any of the  provisions of this Servicing  Agreement or the Indenture  except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith.

               (b)    The Master  Servicer  agrees to indemnify the Indenture  Trustee and the
Owner Trustee for, and to hold the Indenture  Trustee and the Owner  Trustee,  as the case may be, harmless against,  any loss,  liability or expense incurred without negligence,  bad faith or willful  misconduct on the part of the Indenture Trustee or the Owner Trustee,  as the case may be,  arising out of, or in connection  with,  the  acceptance  and  administration  of the
Issuer and the assets thereof,  including the costs and expenses  (including  reasonable legal fees and expenses) of defending the Indenture  Trustee or the Owner  Trustee,  as the case may be,  against any claim in connection  with the exercise or performance of any of its powers or duties under any Basic Document, provided that:

(i)     with respect to any such claim,  the Indenture  Trustee or Owner Trustee,  as the case may be,  shall  have given the Master  Servicer  written  notice  thereof  promptly  after the
Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)    while maintaining  control over its own defense,  the Issuer, the Indenture Trustee or
Owner  Trustee,  as the case  may be,  shall  cooperate  and  consult  fully  with the  Master
Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this  Servicing  Agreement  to the  contrary,  the Master
Servicer  shall not be liable  for  settlement  of any claim by the  Indenture  Trustee or the
Owner  Trustee,  as the case may be,  entered  into  without  the prior  consent of the Master
Servicer.

        No termination of this Servicing  Agreement  shall affect the  obligations  created by this Section  6.06 of the Master  Servicer to indemnify  the  Indenture  Trustee and the Owner
Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing,  the indemnification provided by the Master Servicer in this  Section  6.06(b)  shall not be available  (a) for any loss,  liability or expense of the
Indenture  Trustee or the Owner Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection with any actions taken by the Indenture  Trustee or the Owner Trustee at the direction of the Noteholders or  Certificateholders,  as the case may be,  pursuant to the terms of this  Servicing  Agreement or (b) where  indemnification  by the
Indenture Trustee is required pursuant to Section 9.05(a).

ARTICLE VII

                                           DEFAULT

Section 7.01   SERVICING  DEFAULT.  If any one of the following events  ("Servicing  Default")
shall occur and be continuing:

               (a)    Any failure by the Master  Servicer to deposit in the Custodial  Account or  Payment  Account  any  deposit  required  to be made  under  the  terms of this  Servicing
Agreement  which  continues  unremedied for a period of five Business Days after the date upon which  written  notice of such  failure  shall have been given to the Master  Servicer  by the
Issuer or the  Indenture  Trustee,  or to the Master  Servicer,  the Issuer and the  Indenture
Trustee by the Credit Enhancer; or

               (b)    Failure  on the part of the Master  Servicer  duly to observe or perform in any material  respect any other  covenants or agreements  of the Master  Servicer set forth in the Securities or in this Servicing  Agreement,  which  failure,  in each case,  materially and  adversely  affects the  interests  of  Securityholders  or the Credit  Enhancer and which continues  unremedied  for a period of 45 days after the date on which written  notice of such failure,  requiring  the same to be  remedied,  and  stating  that such notice is a "Notice of
Default"  hereunder,  shall  have  been  given to the  Master  Servicer  by the  Issuer or the
Indenture  Trustee,  or to the Master  Servicer,  the Issuer and the Indenture  Trustee by the
Credit Enhancer; or

               (c)    The entry  against  the Master  Servicer of a decree or order by a court or agency or supervisory  authority  having  jurisdiction  in the premises for the appointment of a  trustee,  conservator,  receiver  or  liquidator  in  any  insolvency,  conservatorship, receivership,  readjustment  of  debt,  marshalling  of  assets  and  liabilities  or  similar proceedings,  or for the winding up or liquidation of its affairs,  and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (d)    The Master Servicer shall  voluntarily go into  liquidation,  consent to the  appointment of a conservator,  receiver,  liquidator or similar person in any insolvency, readjustment  of debt,  marshalling  of assets and  liabilities  or similar  proceedings of or relating  to  the  Master  Servicer  or of or  relating  to all  or  substantially  all of its property,  or  a  decree  or  order  of  a  court,  agency  or  supervisory  authority  having jurisdiction  in the premises for the  appointment of a conservator,  receiver,  liquidator or
similar  person  in  any  insolvency,   readjustment  of  debt,   marshalling  of  assets  and
liabilities  or similar  proceedings,  or for the  winding-up or  liquidation  of its affairs, shall have been  entered  against  the Master  Servicer  and such  decree or order  shall have remained in force  undischarged,  unbonded or unstayed for a period of 60 days;  or the Master
Servicer  shall admit in writing its inability to pay its debts  generally as they become due, file a petition to take  advantage of any  applicable  insolvency or  reorganization  statute, make an assignment  for the benefit of its  creditors or  voluntarily  suspend  payment of its obligations,

then,  and in every such case, so long as a Servicing  Default shall not have been remedied by the Master  Servicer,  either the Issuer or the  Indenture  Trustee,  with the  consent of the
Credit  Enhancer,  or the  Credit  Enhancer,  by notice  then  given in  writing to the Master
Servicer  (and to the Issuer and the  Indenture  Trustee if given by the Credit  Enhancer) may terminate  all of the rights and  obligations  of the Master  Servicer as servicer  under this
Servicing  Agreement other than its right to receive  servicing  compensation and expenses for servicing  the  Home  Equity  Loans  hereunder  during  any  period  prior to the date of such termination  and  the  Issuer  or the  Indenture  Trustee,  with  the  consent  of the  Credit
Enhancer,  or the Credit Enhancer may exercise any and all other remedies  available at law or equity.  Any such notice to the Master  Servicer  shall also be given to each  Rating  Agency, the Credit  Enhancer  and the Issuer.  On or after the receipt by the Master  Servicer of such written  notice,  all  authority  and  power  of the  Master  Servicer  under  this  Servicing
Agreement,  whether with  respect to the  Securities  or the Home Equity  Loans or  otherwise, shall pass to and be vested in the Indenture  Trustee as pledgee of the Home Equity Loans,  as successor Master Servicer  pursuant to and under this Section 7.01; and,  without  limitation, the Indenture  Trustee is hereby  authorized  and empowered to execute and deliver,  on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments,  and to do or accomplish  all other acts or things  necessary or  appropriate  to effect the  purposes  of such notice of  termination,  whether to complete  the  transfer  and endorsement  of each  Home  Equity  Loan and  related  documents,  or  otherwise.  The  Master
Servicer  agrees to cooperate with the Indenture  Trustee in effecting the  termination of the responsibilities and rights of the Master Servicer hereunder,  including,  without limitation, the  transfer  to the  Indenture  Trustee  for the  administration  by it of all cash  amounts relating to the Home Equity  Loans that shall at the time be held by the Master  Servicer  and to be  deposited by it in the  Custodial  Account,  or that have been  deposited by the Master
Servicer in the Custodial  Account or thereafter  received by the Master Servicer with respect to the Home Equity Loans.  All reasonable costs and expenses  (including,  but not limited to, attorneys'  fees)  incurred in connection  with amending this  Servicing  Agreement to reflect such  succession  as  Master  Servicer  pursuant  to this  Section  7.01  shall be paid by the predecessor  Master Servicer (or if the predecessor  Master Servicer is the Indenture Trustee, the initial Master Servicer) upon  presentation of reasonable  documentation of such costs and expenses.

        Notwithstanding  any termination of the activities of the Master  Servicer  hereunder, the Master  Servicer shall be entitled to receive,  out of any late collection of a payment on a Home  Equity  Loan  which was due prior to the  notice  terminating  the  Master  Servicer's rights and  obligations  hereunder and received  after such notice,  that portion to which the
Master  Servicer  would have been  entitled  pursuant to Sections 3.03 and 3.09 as well as its
Master  Servicing  Fee in  respect  thereof,  and any  other  amounts  payable  to the  Master
Servicer  hereunder the  entitlement to which arose prior to the termination of its activities hereunder.

        Notwithstanding  the  foregoing,  a delay in or failure of  performance  under Section
7.01(a)  or under  Section  7.01(b)  after the  applicable  grace  periods  specified  in such
Sections,  shall not  constitute  a  Servicing  Default if such delay or failure  could not be prevented by the  exercise of  reasonable  diligence by the Master  Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared  war, public disorder, rebellion or sabotage,  epidemics,  landslides,  lightning, fire, hurricanes, earthquakes,  floods or similar  causes.  The preceding  sentence shall not relieve the Master
Servicer  from using  reasonable  efforts to perform its  respective  obligations  in a timely manner in  accordance  with the terms of this  Servicing  Agreement  and the  Master  Servicer shall provide the Indenture Trustee,  the Credit Enhancer and the Securityholders  with notice of such failure or delay by it,  together with a description  of its efforts to so perform its obligations.  The Master Servicer shall immediately notify the Indenture  Trustee,  the Credit
Enhancer and the Owner Trustee in writing of any Servicing Default.

Section 7.02   INDENTURE TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

(a) On and after the time the Master  Servicer  receives a notice of  termination  pursuant to
Section 7.01 or sends a notice  pursuant to Section 6.04, the Indenture  Trustee as pledgee of the Home Equity Loans shall be the  successor  in all  respects to the Master  Servicer in its capacity  as  servicer  under  this  Servicing  Agreement  and the  transactions  set forth or provided for herein and shall be subject to all the  responsibilities,  duties and liabilities relating  thereto placed on the Master  Servicer by the terms and provisions  hereof.  Nothing in this  Servicing  Agreement  or in the  Trust  Agreement  shall be  construed  to  permit or
require  the  Indenture   Trustee  as  successor   Master  Servicer  to  (i)  succeed  to  the
responsibilities,  duties and  liabilities of the initial  Master  Servicer in its capacity as
Seller  under the  Purchase  Agreement,  (ii) be  responsible  or  accountable  for any act or omission of the Master  Servicer prior to the issuance of a notice of  termination  hereunder,
(iii)  require or  obligate  the  Indenture  Trustee,  in its  capacity  as  successor  Master
Servicer,  to  purchase,  repurchase  or  substitute  any  Home  Equity  Loan,  (iv)  fund any
Additional  Balances  with  respect  to any Home  Equity  Loan,  (v) fund  any  losses  on any
Permitted  Investment  directed by any other Master  Servicer,  or (vi) be responsible for the representations  and  warranties  of  the  Master  Servicer.  As  compensation  therefor,  the
Indenture  Trustee as successor Master Servicer shall be entitled to such  compensation as the
Master  Servicer  would have been entitled to hereunder if no such notice of  termination  had been given.  Notwithstanding  the above,  (i) if the Indenture  Trustee is unwilling to act as successor Master Servicer,  or (ii) if the Indenture  Trustee is legally unable so to act, the
Indenture  Trustee as pledgee of the Home  Equity  Loans may (in the  situation  described  in clause (i)) or shall (in the  situation  described in clause (ii)) appoint or petition a court of competent  jurisdiction  to appoint any established  housing and home finance  institution, bank or other  mortgage loan or home equity loan servicer  having a net worth of not less than
$10,000,000  as the  successor to the Master  Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or  liabilities of the Master  Servicer  hereunder;
provided,  that  any  such  successor  Master  Servicer  shall  be  acceptable  to the  Credit
Enhancer,  as evidenced by the Credit  Enhancer's  prior  written  consent which consent shall not be  unreasonably  withheld  and  provided  further,  that  the  appointment  of  any  such successor  Master  Servicer will not result in the  qualification,  reduction or withdrawal of the ratings  assigned to the Securities by the Rating Agencies,  if determined  without regard to the Policy.  Pending  appointment of a successor to the Master Servicer here under,  unless the Indenture  Trustee is prohibited  by law from so acting,  the Indenture  Trustee shall act
in  such  capacity  as  hereinabove   provided.   In  connection  with  such  appointment  and
assumption,  the successor shall be entitled to receive  compensation  out of payments on Home
Equity  Loans  in an  amount  equal  to the  compensation  which  the  Master  Servicer  would otherwise  have  received  pursuant  to  Section  3.09 (or  such  lesser  compensation  as the
Indenture  Trustee and such successor  shall agree).  The  appointment  of a successor  Master
Servicer  shall not affect any liability of the  predecessor  Master  Servicer  which may have
arisen  under  this  Servicing   Agreement   prior  to  its  termination  as  Master  Servicer
(including,  without  limitation,  the  obligation to purchase  Home Equity Loans  pursuant to
Section 3.01, to pay any deductible  under an insurance  policy pursuant to Section 3.04 or to indemnify the Indenture  Trustee  pursuant to Section  6.06),  nor shall any successor  Master
Servicer be liable for any acts or omissions  of the  predecessor  Master  Servicer or for any breach by such Master Servicer of any of its  representations  or warranties  contained herein or in any related  document or  agreement.  The  Indenture  Trustee and such  successor  shall take  such  action,  consistent  with  this  Servicing  Agreement,  as shall be  necessary  to effectuate any such succession.

               (b)    Any successor,  including the Indenture Trustee,  to the Master Servicer as  servicer  shall  during the term of its service as  servicer  (i)  continue to service and administer  the Home Equity  Loans for the benefit of the  Securityholders,  (ii)  maintain in force a policy or policies of insurance  covering  errors and omissions in the  performance of its obligations as Master  Servicer  hereunder and a fidelity bond in respect of its officers, employees  and agents to the same extent as the Master  Servicer  is so  required  pursuant to
Section 3.13 and (iii) be bound by the terms of the Insurance Agreement.

               (c)    Any successor Master Servicer,  including the Indenture  Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the  predecessor  Master
Servicer  shall fail to deliver any  required  deposit to the  Custodial  Account or otherwise cooperate with any required servicing transfer or succession hereunder.

               (d)    In  connection  with  the  termination  or  resignation  of  the  Master
Servicer  hereunder,  either  (i) the  successor  Master  Servicer,  including  the  Indenture
Trustee if the Indenture  Trustee is acting as successor Master Servicer,  shall represent and warrant  that it is a  member  of MERS in good  standing  and  shall  agree to  comply  in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the Home Equity Loans that are  registered  with MERS,  in which case the  predecessor  Master
Servicer  shall  cooperate  with the successor  Master  Servicer in causing MERS to revise its records to reflect the  transfer of servicing to the  successor  Master  Servicer as necessary under MERS' rules and  regulations,  or (ii) the  predecessor  Master Servicer shall cooperate with the  successor  Master  Servicer in causing MERS to execute and deliver an  assignment of
Mortgage in recordable  form to transfer the Mortgage  from MERS to the Indenture  Trustee and to  execute  and  deliver  such  other  notices,  documents  and other  instruments  as may be necessary  or  desirable  to effect a transfer of such Home Equity Loan or  servicing  of such
Home  Equity  Loan on the MERS(R)System to the  successor  Master  Servicer.  The  predecessor
Master  Servicer  shall  file or cause to be filed  any  such  assignment  in the  appropriate recording  office.  The  predecessor  Master  Servicer  shall  bear  any and all fees of MERS, costs of preparing any  assignments of Mortgage,  and fees and costs of filing any assignments of Mortgage that may be required  under this  subsection  (d). The successor  Master  Servicer shall  cause such  assignment  to be  delivered  to the  Indenture  Trustee  or the  Custodian promptly upon receipt of the original with evidence of recording  thereon or a copy  certified by the public recording office in which such assignment was recorded.

Section 7.03   NOTIFICATION  TO  SECURITYHOLDERS.  Upon any termination of or appointment of a successor to the Master  Servicer  pursuant to this Article VII or Section 6.04, the Indenture
Trustee  shall  give  prompt  written  notice  thereof  to  the  Securityholders,  the  Credit
Enhancer, the Issuer and each Rating Agency.

Section 7.04   SERVICING TRIGGER; REMOVAL OF MASTER SERVICER .

        (a)    Upon  determination  by the  Credit  Enhancer  or the  Master  Servicer  that a
Servicing  Trigger  has  occurred,  such party  shall give  written  notice of such  Servicing
Trigger  to the  Master  Servicer  or Credit  Enhancer,  as  applicable,  the  Depositor,  the
Indenture Trustee and to each Rating Agency.

        (b)    At any  time  after  such  determination  and  while  a  Servicing  Trigger  is continuing,  the Credit  Enhancer  may direct the  Indenture  Trustee in writing to remove the
Master  Servicer  if the  Credit  Enhancer  makes a  determination  that the  manner of master servicing was a factor  contributing  to the size of the  delinquencies  or losses incurred in the Trust Estate.

        (c)    Upon  receipt  of  directions  to remove the Master  Servicer  pursuant  to the preceding  clause (b), the  Indenture  Trustee  shall notify the Master  Servicer  that it has been  terminated  and the Master  Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

        (d)    After notice of  occurrence  of a Servicing  Trigger has been given and while a
Servicing  Trigger is  continuing,  until and unless the Master  Servicer  has been removed as provided  in clause  (b),  the  Master  Servicer  covenants  and  agrees to act as the  Master
Servicer for a term from the  occurrence of the  Servicing  Trigger to the end of the calendar quarter in which  such  Servicing  Trigger  occurs,  which  term may at the Credit  Enhancer's discretion  be extended by written  notice to the  Indenture  Trustee and the Master  Servicer for successive  terms of three (3) calendar  months each,  until the  termination of the Trust
Estate.  The Master  Servicer  will,  upon the  receipt of each such  notice of  extension  (a
"Master Servicer  Extension Notice") become bound for the duration of the term covered by such
Master Servicer  Extension  Notice to continue as Master Servicer subject to and in accordance with this  Servicing  Agreement.  If, as of the fifteenth  (15th) day prior to the last day of any term as the Master  Servicer,  the  Indenture  Trustee  shall not have received any Master
Servicer Extension Notice from the Credit Enhancer,  the Indenture Trustee shall,  within five
(5) days  thereafter,  give written notice of such  nonreceipt to the Credit  Enhancer and the
Master  Servicer.  If any such term expires  without a Master Servicer  Extension  Notice then the Indenture Trustee shall act as successor Master Servicer as provided in Section 7.02.

        (e)    No  provision of this Section 7.04 shall have the effect of limiting the rights of the  Depositor,  the  Indenture  Trustee,  the  Noteholders  or the Credit  Enhancer  under
Section 7.01.

ARTICLE VIII

                                   MISCELLANEOUS PROVISIONS

Section 8.01   AMENDMENT.  This  Servicing  Agreement  may be amended from time to time by the parties  hereto,  provided  that any  amendment  be  accompanied  by a letter  from the Rating
Agencies that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to the  Securities,  if determined  without  regard to the Policy,  and provided further, that the Credit Enhancer and the Indenture Trustee shall consent thereto.

Section 8.02   GOVERNING LAW. THIS SERVICING  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE  STATE OF NEW YORK,  WITHOUT  REFERENCE  TO ITS  CONFLICTS  OF LAW  PROVISIONS
(OTHER  THAN  SECTIONS  5-1401 AND  5-1402 OF THE NEW YORK  GENERAL  OBLIGATIONS  LAW) AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 8.03   NOTICES.  All  demands,  notices  and  communications  hereunder  shall  be  in writing and shall be deemed to have been duly given if  personally  delivered  at or mailed by certified mail,  return receipt  requested,  to (a) in the case of the Master  Servicer,  2255
North  Ontario  Street,   Burbank,   California   91504-3120,   Attention:   Director  -  Bond
Administration,  (b) in the case of the Depositor, 8400 Normandale Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota 55437, Attention:  President,  (c) in the case of the Credit Enhancer,
Financial   Security  Assurance  Inc.,  31  West  52nd  Street,  New  York,  New  York  10019,
Attention:  Managing Director - Transaction  Oversight,  Re: Home Equity Loan Trust 2006-HSA3,
(d) in the case of Standard & Poor's,  55 Water Street,  New York, New York 10041,  Attention:
Residential  Mortgage  Surveillance  Group, (e) in the case of Moody's,  99 Church Street, New
York,  New York 10007,  Attention:  ABS  Monitoring  Department,  (f) in the case of the Owner
Trustee,   Wilmington  Trust  Company,   Rodney  Square  North,   1100  North  Market  Street,
Wilmington,  Delaware 19890-0001,  Attention: Corporate Trust Administration,  (g) in the case of the Issuer,  to Home Equity  Loan Trust  2006-HSA3,  c/o Owner  Trustee,  Wilmington  Trust
Company,  Rodney Square North,  1100 North Market  Street,  Wilmington,  Delaware  19890-0001,
Attention:  Corporate  Trust  Administration,  (h)  in the  case  of  the  Indenture  Trustee,
JPMorgan Chase Bank, N.A., 600 Travis, 9th Floor, Houston, Texas 77002,  Attention:  Worldwide
Securities  Services/  Structured  Finance  Services--2006-HSA3  and  (i)  in the  case  of the
Underwriters,  to Greenwich Capital Markets, Inc., 600 Steamboat Road, Greenwich,  Connecticut
06830,  Attention:  General Counsel, and to Residential Funding Securities  Corporation,  7501
Wisconsin  Avenue,  Suite  900,  Bethesda,   Maryland  20814-6528,   Attention:   Director  of
Compliance;  or, as to each party,  at such other address as shall be designated by such party in a written  notice to each other party.  Any notice  required or permitted to be mailed to a
Securityholder  shall be given by first class mail,  postage  prepaid,  at the address of such
Securityholder  as shown in the Register.  Any notice so mailed within the time  prescribed in this Servicing  Agreement shall be conclusively  presumed to have been duly given,  whether or not the  Securityholder  receives  such notice.  Any notice or other  document  required to be delivered  or  mailed  by the  Indenture  Trustee  to any  Rating  Agency  shall be given on a reasonable  efforts  basis  and  only  as a  matter  of  courtesy  and  accommodation  and the
Indenture  Trustee  shall have no liability for failure to delivery such notice or document to any Rating Agency.

Section 8.04   SEVERABILITY  OF PROVISIONS.  If any one or more of the covenants,  agreements, provisions  or terms of this  Servicing  Agreement  shall be for any  reason  whatsoever  held invalid, then such covenants,  agreements,  provisions or terms shall be deemed severable from the  remaining  covenants,  agreements,  provisions or terms of this  Servicing  Agreement and shall in no way  affect  the  validity  or  enforceability  of the  other  provisions  of this
Servicing Agreement or of the Securities or the rights of the Securityholders thereof.

Section 8.05   THIRD-PARTY  BENEFICIARIES.  This Servicing Agreement will inure to the benefit of and be binding upon the parties  hereto,  the  Securityholders,  the Credit  Enhancer,  the
Depositor,  the Owner Trustee and their respective  successors and permitted  assigns.  Except as  otherwise  provided in this  Servicing  Agreement,  no other Person will have any right or obligation  hereunder.  The Credit  Enhancer is a third-party  beneficiary  of this  Servicing
Agreement.

Section 8.06   COUNTERPARTS.  This  instrument may be executed in any number of  counterparts, each of which so executed shall be deemed to be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 8.07   EFFECT OF HEADINGS  AND TABLE OF  CONTENTS.  The  Article and Section  headings herein  and the  Table  of  Contents  are for  convenience  only  and  shall  not  affect  the construction hereof.

Section 8.08   TERMINATION  UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF HOME EQUITY
LOANS.  (a)       The respective  obligations  and  responsibilities  of the Master  Servicer, the Issuer and the  Indenture  Trustee  created  hereby shall  terminate  upon the last action required  to be taken by the  Issuer  pursuant  to the Trust  Agreement  and by the  Indenture
Trustee pursuant to the Indenture following the earlier of:

(i)     the date on or before which the Indenture or Trust Agreement is terminated; or

(ii)    the  purchase  by the  Master  Servicer  of all Home  Equity  Loans  and all  property acquired in respect of any Home Equity Loan remaining in the Trust (other than the Policy).

               (b)    The right of the Master  Servicer to purchase  the Home Equity  Loans is conditioned  upon the Pool  Balance as of such date (after  application  of payments  received during  the  related  Collection  Period)  being  equal  to or less  than ten  percent  of the aggregate  of the Cut-off  Date Loan  Balances of the Home Equity  Loans;  provided,  however, that no such  purchase  will be  permitted  if it would  result in a draw  under the Policy or would result in any amounts owing to the Credit Enhancer  remaining  unreimbursed,  unless, in either case,  the Credit  Enhancer  consents in writing to the  purchase.  The purchase by the
Master  Servicer of the Home Equity Loans and all property  acquired  (including REO Property)
in respect of such Home  Equity  Loans  shall be at a price  equal to 100% of the unpaid  Loan
Balance of each Home Equity Loan,  plus  accrued and unpaid  interest on each such Home Equity
Loan, at the  applicable  Net Loan Rate,  plus the Policy premium rate, up to the first day of the month in which such amounts are to be  distributed to  Securityholders,  or in the case of
REO  Property,  the fair market value of the REO  Property,  plus any amounts due and owing to the Credit  Enhancer under the Insurance  Agreement in respect of the Policy or the Notes (any unpaid  Master  Servicing Fee shall be deemed paid at such time).  The purchase  price paid by the Master  Servicer  for the Home  Equity  Loans shall also  include any amounts  owed to the
Trust by the Seller  pursuant to the penultimate  sentence of the second  paragraph of Section
3.1(c) of the Purchase  Agreement,  that remain unpaid on the date of such  purchase.  If such right is  exercised  by the Master  Servicer,  the Master  Servicer  shall  deposit the amount calculated  pursuant to this  Section  8.08(b) with the  Indenture  Trustee for deposit in the
Payment  Account and,  upon the receipt of such deposit,  the  Indenture  Trustee or Custodian shall  release to the Master  Servicer,  the files  pertaining  to the Home Equity Loans being purchased.

               (c)    In addition  to the  foregoing,  on any  Payment  Date on which the Pool
Balance  (after  application  of payment  received  during the related  Collection  Period) is equal to or less than ten percent of the  aggregate of the Cut-off  Date Loan  Balances of the
Home Equity Loans,  the Master Servicer shall have the right,  at its option,  to purchase the
Notes in whole,  but not in part, at a price equal to the outstanding  Security Balance of the
Notes plus the sum of Interest  Distribution  Amount thereon for the related  Interest  Period and any previously  unpaid Interest  Distribution  Amount,  plus any amounts due to the Credit
Enhancer  under  the  Insurance  Agreement  in  respect  of the  Policy or the  Notes.  If the
Master Servicer  exercises this right to purchase the outstanding  Notes,  the Master Servicer will promptly purchase the Home Equity Loans pursuant to this Section 8.08.

               (d)    The Master  Servicer,  at its expense,  shall prepare and deliver to the
Indenture  Trustee for execution,  at the time the Home Equity Loans are to be released to the
Master  Servicer,  appropriate  documents  assigning  each  such  Home  Equity  Loan  from the
Indenture Trustee or the Issuer to the Master Servicer or the appropriate party.

Section 8.09   CERTAIN  MATTERS  AFFECTING  THE  INDENTURE  TRUSTEE.  For all purposes of this
Servicing  Agreement,  in the  performance  of any of its duties or in the  exercise of any of its powers  hereunder,  the Indenture Trustee shall be subject to and entitled to the benefits of Article VI of the Indenture.

Section 8.10   OWNER TRUSTEE NOT LIABLE FOR RELATED  DOCUMENTS.  The recitals contained herein shall  be  taken  as the  statements  of the  Depositor,  and the  Owner  Trustee  assumes  no responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or sufficiency of this  Servicing  Agreement,  of any Basic Document or of the
Certificates  (other than the  signatures  of the Owner  Trustee on the  Certificates)  or the
Notes,  or  of  any  Related  Documents.   The  Owner  Trustee  shall  at  no  time  have  any
responsibility  or liability with respect to the  sufficiency of the Owner Trust Estate or its ability to generate  the  payments to be  distributed  to  Certificateholders  under the Trust
Agreement or the Noteholders under the Indenture,  including,  the compliance by the Depositor or the Seller with any  warranty  or  representation  made under any Basic  Document or in any related  document or the  accuracy of any such  warranty or  representation,  or any action of the  Certificate  Paying Agent,  the Certificate  Registrar or the Indenture  Trustee taken in the name of the Owner Trustee.

ARTICLE IX

                                COMPLIANCE WITH REGULATION AB

Section 9.01   INTENT OF THE PARTIES; REASONABLENESS.

        The Depositor,  the Indenture  Trustee and the Master  Servicer  acknowledge and agree that the purpose of this Article IX is to  facilitate  compliance  by the  Depositor  with the provisions  of  Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right  to  request  delivery  of  information  or  other performance  under these  provisions  other than in good  faith,  or for  purposes  other than compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the
Commission  under the  Securities  Act and the Exchange Act.  Each of the Master  Servicer and
the Indenture Trustee  acknowledges that  interpretations of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for  delivery of  information  under these  provisions  on the basis of evolving interpretations  of  Regulation  AB. Each of the Master  Servicer  and the  Indenture  Trustee
shall cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02   ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE.

        (a)    The  Indenture  Trustee  shall  be  deemed  to  represent  and  warrant  to the
Depositor  as of the date  hereof and on each date on which  information  is  provided  to the
Depositor  under  Sections 9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the
Depositor  prior to such  date:  (i) it is not  aware  and has not  received  notice  that any default,  early  amortization  or other  performance  triggering  event has occurred as to any other Securitization  Transaction due to any default of the Indenture Trustee;  (ii) there are no aspects of its  financial  condition  that  could  have a  material  adverse  effect on the performance  by it of its trustee  obligations  under this  Servicing  Agreement  or any other
Securitization  Transaction  as to which it is the trustee;  (iii) there are no material legal or governmental  proceedings  pending (or known to be  contemplated)  against it that would be material to Noteholders;  (iv) there are no  relationships  or  transactions  (as described in
Item  1119(b)  of  Regulation  AB)  relating  to the  Indenture  Trustee  with  respect to the
Depositor  or  any  sponsor,  issuing  entity,  servicer,  trustee,  originator,   significant
obligor,  enhancement  or support  provider or other  material  transaction  party (as each of
such  terms  are  used  in  Regulation   AB)  relating  to  the   Securitization   Transaction
contemplated  by the  Servicing  Agreement,  as  identified  by the Depositor to the Indenture
Trustee in writing as of the Closing Date (each, a  "Transaction  Party") that are outside the ordinary  course of  business  or on terms  other than would be  obtained  in an arm's  length transaction  with an unrelated third party,  apart from the  Securitization  Transaction,  and that are material to the  investors'  understanding  of the Term Notes;  and (v) the Indenture
Trustee  is not an  affiliate  (as  contemplated  by Item  1119(a)  of  Regulation  AB) of any
Transaction  Party.  The  Depositor  shall notify the  Indenture  Trustee of any change in the identity of a Transaction Party after the Closing Date.

        (b)    If so requested by the Depositor on any date  following  the Closing Date,  the
Indenture  Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and  warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for  questioning  the  accuracy  of any of the representations and warranties.

Section 9.03   INFORMATION TO BE PROVIDED BY THE INDENTURE TRUSTEE.

        For so long as the Term  Notes are  outstanding,  for the  purpose of  satisfying  the
Depositor's  reporting  obligation  under the  Exchange  Act with respect to any class of Term
Notes, the Indenture  Trustee shall provide to the Depositor a written  description of (a) any litigation or governmental  proceedings  pending against the Indenture  Trustee as of the last day of each calendar  month that would be material to  Noteholders,  and (b) any  affiliations or  relationships  (as  described in Item 1119 of  Regulation  AB) that develop  following the
Closing Date between the Indenture  Trustee and any  Transaction  Party of the type  described in  Section  9.02(a)(iv)  or  9.02(a)(v)  as of  the  last  day of  each  calendar  year.  Any descriptions  required  with respect to legal  proceedings,  as well as updates to  previously provided  descriptions,  under this  Section  9.03 shall be given no later than five  Business
Days prior to the  Determination  Date following the month in which the relevant event occurs, and any notices and  descriptions  required with respect to  affiliations,  as well as updates to  previously  provided  descriptions,  under this  Section 9.03 shall be given no later than
January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the  related  Payment  Date with  respect to each  Report on Form 10-D with  respect to the
Term  Notes  filed by or on behalf of the  Depositor,  and as of March 15  preceding  the date each  Report on Form 10-K with  respect  to the Term  Notes is filed,  the  Indenture  Trustee shall be deemed to  represent  and warrant  that any  information  previously  provided by the
Indenture  Trustee under this Article IX is materially  correct and does not have any material omissions  unless the  Indenture  Trustee  has  provided  an update to such  information.  The
Depositor  will allow the  Indenture  Trustee to review any  disclosure  relating  to material litigation  against the Indenture  Trustee prior to filing such disclosure with the Commission to the extent the Depositor changes the information provided by the Indenture Trustee.

Section 9.04   REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION.

        On or before March 15 of each calendar year, the Indenture Trustee shall:

        (a)    deliver  to  the  Depositor  a  report  (in  form  and   substance   reasonably
satisfactory  to the  Depositor)  regarding the Indenture  Trustee's  assessment of compliance with the applicable  Servicing  Criteria  during the immediately  preceding  calendar year, as required  under Rules 13a-18 and 15d-18 of the Exchange  Act and Item 1122 of  Regulation  AB.
Such report  shall be signed by an  authorized  officer of the  Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

        (b)    deliver  to the  Depositor  a report of a  registered  public  accounting  firm satisfying  the  requirements  of Rule 2-01 of Regulation S-X under the Securities Act and the
Exchange  Act that  attests to, and  reports  on, the  assessment  of  compliance  made by the
Indenture Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation  S-X under the  Securities
Act and the Exchange Act.

Section 9.05   INDEMNIFICATION; REMEDIES.

        (a)    The Indenture  Trustee shall  indemnify the  Depositor,  each  affiliate of the
Depositor,  the Master Servicer and each affiliate of the Master Servicer,  and the respective present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them  harmless  from and  against any losses,  damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i)    (A)    any untrue  statement of a material fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  attestation or other
material   provided  under  this  Article  IX  by  or  on  behalf  of  the  Indenture  Trustee
(collectively,  the "Indenture Trustee Information"),  or (B) the omission or alleged omission to state in the  Indenture  Trustee  Information  a material fact required to be stated in the
Indenture  Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  or

               (ii)   any  failure  by the  Indenture  Trustee  to  deliver  any  information, report,  certification,  or other  material when and as required  under this Article IX, other than a failure by the Indenture Trustee to deliver an accountants' attestation.

        (b)    In the case of any failure of  performance  described in clause (ii) of Section
9.05(a),  as well as a failure to deliver an accountants'  attestation,  the Indenture Trustee shall  (i)  promptly  reimburse  the  Depositor  for  all  costs  reasonably  incurred  by the
Depositor in order to obtain the information, report, certification,  accountants' attestation or other  material not delivered by the Indenture  Trustee as required and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

        (c)    The Depositor and the Master  Servicer shall  indemnify the Indenture  Trustee, each  affiliate of the  Indenture  Trustee and the  respective  present and former  directors, officers,  employees  and  agents  of the  Indenture  Trustee,  and  shall  hold  each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising  out of or based upon (i) any untrue  statement  of a material  fact contained  or  alleged to be  contained  in any  information  provided  under  this  Servicing
Agreement  by or on behalf of the  Depositor or Master  Servicer  for  inclusion in any report filed with Commission under the Exchange Act (collectively,  the "RFC  Information"),  or (ii)
the omission or alleged  omission to state in the RFC  Information a material fact required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

        (d)    Notwithstanding  any  provision  in  this  Section  9.05 to the  contrary,  the parties agree that none of the Indenture  Trustee,  the Depositor or the Master Servicer shall be liable to the other for any  consequential  or  punitive  damages  whatsoever,  whether  in contract,  tort (including  negligence and strict liability),  or any other legal or equitable principle;  provided,  however,  that such limitation  shall not be applicable with respect to third party claims made against a party.

        IN WITNESS  WHEREOF,  the Master Servicer,  the Indenture  Trustee and the Issuer have caused  this  Servicing  Agreement  to be  duly  executed  by  their  respective  officers  or representatives all as of the day and year first above written.

                                            RESIDENTIAL FUNDING CORPORATION,
                                            as Master Servicer

                                            By:      /s/ Christopher Martinez
                                            Name:    Christopher Martinez
                                            Title:   Associate

                                            HOME EQUITY LOAN TRUST 2006-HSA3

                                            By:  Wilmington Trust Company, not in its
                                                 individual capacity but solely as Owner
                                                 Trustee

                                            By:     /s/ Joann Rozell
                                            Name:  Joann Rozell
                                            Title: Assistant Vice President

                                            JPMORGAN CHASE BANK, N.A.,
                                            as Indenture Trustee

                                            By:     /s/ Joanne Murray
                                            Name:  Joanne Murray
                                            Title: Assistant Vice President

Acknowledged and Agreed
solely with respect to Article IX:

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

By:  /s/ Tim Jacobson
        Name:  Tim Jacobson
        Title:   Vice President

                                          EXHIBIT A

                                  HOME EQUITY LOAN SCHEDULE

                                  [PROVIDED UPON REQUEST]

                                          EXHIBIT B

                                  LIMITED POWER OF ATTORNEY

                               KNOW ALL MEN BY THESE PREMISES:

        That JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture Trustee"),  under the Indenture  (the  "Indenture")  between Home Equity Loan Trust  2006-HSA3 and the Indenture
Trustee,  a national  banking  association  organized and existing under the laws of the State of New York, and having its principal  office located at 4 New York Plaza,  in the City of New
York in the  State of New  York,  hath  made,  constituted  and  appointed,  and does by these
presents  make,  constitute  and  appoint  Residential  Funding  Corporation,   a  corporation
organized  and  existing  under  the laws of the  State  of  Delaware,  its  true  and  lawful
Attorney-in-Fact,  with full power and authority to sign, execute, acknowledge,  deliver, file for record,  and record any  instrument on its behalf and to perform such other act or acts as may be  customarily  and  reasonably  necessary and  appropriate  to effectuate  the following enumerated  transactions  in  respect  of  any  of  the  mortgages  or  deeds  of  trust  (the
"Mortgages"  and the "Deeds of  Trust",  respectively)  creating a trust or second  lien or an estate in fee simple  interest in real  property  securing a Home  Equity Loan and  promissory notes  secured  thereby  (the  "Mortgage  Notes")  for  which  the  undersigned  is  acting as
Indenture  Trustee for various  Securityholders  (whether the  undersigned is named therein as mortgagee or  beneficiary  or has become  mortgagee by virtue of  Endorsement  of the Mortgage
Note secured by any such Mortgage or Deed of Trust) and  Financial  Security  Assurance  Inc.,
as  credit  enhancer,  and for  which  Residential  Funding  Corporation  is  acting as master servicer  pursuant  to a  Servicing  Agreement,  dated  as of May  25,  2006  (the  "Servicing
Agreement").

        This  appointment  shall apply only to  transactions  which the  Indenture  Trustee is authorized  to  enter  into  under  the  Indenture,  but  in  no  event  shall  apply  to  any transactions other than the following enumerated transactions only:

1.      The  modification  or  re-recording  of a  Mortgage  or  Deed  of  Trust,  where  said modification  or  re-recording  is for the purpose of correcting the Mortgage or Deed of Trust to conform  same to the  original  intent of the parties  thereto or to correct  title  errors discovered  after such title insurance was issued and said  modification or  re-recording,  in either  instance,  does not  adversely  affect  the lien of the  Mortgage  or Deed of Trust as insured.

2.      The  subordination  of the lien of a Mortgage or Deed of Trust to an easement in favor of a public  utility  company or a  government  agency or unit with powers of eminent  domain;
this   section   shall    include,    without    limitation,    the   execution   of   partial
satisfactions/releases,  partial  reconveyances  or the  execution  of requests to trustees to accomplish same.

3.      With respect to a Mortgage or Deed of Trust, the foreclosure,  the taking of a deed in
lieu  of  foreclosure,   or  the  completion  of  judicial  or  non-judicial   foreclosure  or
termination,   cancellation  or  rescission  of  any  such  foreclosure,   including,  without
limitation, any and all of the following acts:

        a.     The  substitution  of trustee(s)  serving under a Deed of Trust,  in accordance with state law and the Deed of Trust;

        b.     Statements of breach or non-performance;

        c.     Notices of default;

        d.     Cancellations/rescissions of notices of default and/or notices of sale;

        e.     The taking of a deed in lieu of foreclosure; and

        f.     Such other  documents  and actions as may be  necessary  under the terms of the
        Mortgage, Deed of Trust or state law to expeditiously complete said transactions.

4.      The conveyance of the properties to the mortgage insurer,  or the closing of the title to the property to be acquired as real estate  owned,  or  conveyance  of title to real estate owned.

5.      The completion of loan assumption agreements.

6.      The full  satisfaction/release  of a  Mortgage  or Deed of Trust or full  reconveyance upon  payment and  discharge  of all sums  secured  thereby,  including,  without  limitation, cancellation of the related Mortgage Note.

7.      The  assignment  of any Mortgage or Deed of Trust and the related  Mortgage  Note,  in connection  with  the  repurchase  of the Home  Equity  Loan  secured  and  evidenced  thereby
pursuant  to  the  requirements  of  a  Residential   Funding   Corporation  Seller  Contract,
including,  with limitation,  by reason of conversion of an adjustable rate mortgage loan from a variable rate to a fixed rate.

8.      The full  assignment  of a Mortgage or Deed of Trust upon payment and discharge of all sums  secured  thereby  in  conjunction  with  the  refinancing  thereof,  including,  without limitation, the endorsement of the related Mortgage Note.

9.      The  modification  or  re-recording  of a  Mortgage  or  Deed  of  Trust,  where  said modification or re-recording is for the purpose of any  modification  pursuant to Section 3.01 of the Servicing Agreement.

10.     The  subordination  of  the  lien  of  a  Mortgage  or  Deed  of  Trust,   where  said
subordination  is in  connection  with  any  modification  pursuant  to  Section  3.01  of the
Servicing Agreement,  and the execution of partial  satisfactions/releases  in connection with such same Section 3.01.

The  undersigned  gives  said  Attorney-in-Fact  full  power and  authority  to  execute  such instruments  and to do and perform all and every act and thing  necessary  and proper to carry into effect the power or powers  granted by or under this  Limited  Power of Attorney as fully as the  undersigned  might or could do, and hereby  does  ratify and  confirm to all that said
Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third  parties  without  actual  notice may rely upon the exercise of the power  granted under this Limited  Power of  Attorney;  and may be  satisfied  that this Limited  Power of Attorney shall  continue  in full  force  and  effect  has not been  revoked  unless an  instrument  of revocation has been made in writing by the undersigned.

                                            JPMORGAN CHASE BANK, N.A., not in its individual
                                            capacity, but solely as Indenture Trustee under
                                            the Indenture

                                            By: _____________________________________________
                                            Name:
                                            Title:

STATE OF              )

                      SS.

COUNTY OF             )

        On this  th day of ____, 2006,  before me the undersigned,  Notary Public of said State,
personally       appeared  ____________________________________________________________________
personally known to me to be duly  authorized  officers of JPMorgan  Chase Bank,  N.A.  that executed the within  instrument  and  personally  known to me to be the  persons  who  executed  the within instrument on behalf of JPMorgan Chase Bank, N.A.  therein named,  and acknowledged to me such
JPMorgan Chase Bank, N.A. executed the within instrument pursuant to its by-laws.

                                            WITNESS my hand and official seal.

                                            Notary Public in and for the
                                            State of
After recording, please mail to:

Attn:

                                          EXHIBIT C

                                 FORM OF REQUEST FOR RELEASE

DATE:

TO:

Re:     REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Home Equity Loans, we request the release of the Mortgage File described below.

Servicing Agreement Dated:

Series #:

Account #:

Pool #:

Loan #:

Borrower Name(s):

Reason for Document Request: (circle one)   Home Equity Loan     Prepaid in Full

                                 Home Equity Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

                               Residential Funding Corporation

                                     Authorized Signature
...............................................................................................

TO CUSTODIAN/INDENTURE TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.
               Enclosed Documents:          [  ]   Promissory Note
                                            [  ] Mortgage or Deed of Trust
                                            [  ] Assignment(s) of Mortgage or
                                                 Deed of Trust
                                            [  ] Title Insurance Policy
                                            [  ] Other:

Name  ____________________________
Title
Date

                                          EXHIBIT D

                        FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF
                                       HOME EQUITY LOAN
                                                             _________________, 20

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, N.A.
600 Travis, 9th Floor
Houston, Texas 77002

Attention:  Residential Funding Corporation Series 2006-HSA3

                      Re:    Home Equity Loan Pass-Through Certificates,
                             Series 2006-HSA3, Assignment of Home Equity Loan

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in  connection  with  the  assignment  by
__________  (the  "Indenture  Trustee")  to __________________________ (the  "Lender") of (the
"Home  Equity  Loan")  pursuant to Section 3.05 of the  Servicing  Agreement  (the  "Servicing
Agreement"),  dated as of May 25,  2006 among Home  Equity  Loan Trust  2006-HSA3,  as issuer,
Residential  Funding  Corporation,  as master servicer,  and the Indenture Trustee.  All terms used herein and not  otherwise  defined  shall have the  meanings  set forth in the  Servicing
Agreement.  The Lender hereby  certifies,  represents and warrants to, and covenants with, the
Master Servicer and the Indenture Trustee that:

               (i)    the Home  Equity  Loan is secured  by  Mortgaged  Property  located in a jurisdiction  in which an  assignment  in lieu of  satisfaction  is required to preserve  lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

               (ii)   the  substance  of  the   assignment  is,  and  is  intended  to  be,  a
refinancing  of such  Home  Equity  Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

               (iii)  the Home Equity Loan following the proposed  assignment will be modified to have a rate of interest at least 0.25  percent  below or above the rate of interest on such
Home Equity Loan prior to such proposed assignment; and

               (iv)   such  assignment  is at the  request of the  borrower  under the related
Home Equity Loan.

                                            Very truly yours,

                                            (Lender)

                                            By: ____________________________
                                               Name:
                                               Title:

                                          EXHIBIT E

                                FORM OF FORM 10-K CERTIFICATE

        I, [identify the certifying individual], certify that:

1.      I have  reviewed  this report on Form 10-K and all reports on Form 10-D required to be filed in  respect  of the  period  covered  by this  report  on Form  10-K of the  trust  (the
Exchange Act periodic  reports)  pursuant to the Servicing  Agreement  dated May 25, 2006 (the
"Agreement") among Residential Funding  Corporation (the "Master Servicer"),  Home Equity Loan
Trust  2006-HSA3 (the "Issuer") and JPMorgan Chase Bank,  N.A. (the  "Indenture  Trustee") and
acknowledged and agreed to by Residential Funding Mortgage Securities II, Inc.

2.      Based on my  knowledge,  Exchange  Act  periodic  reports,  taken  as a whole,  do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my  knowledge,  all of the  distribution,  servicing  and  other  information required to be provided  under Form 10-D for the period  covered by this report is included in the Exchange Act periodic reports;

4.      I am  responsible  for reviewing the activities  performed by the Master  Servicer and based  on my  knowledge  and  the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the  Exchange  Act  periodic  reports,  the Master  Servicer  has  fulfilled  its obligations under the Agreement; and

        5.     All of the reports on  assessment  of compliance  with  servicing  criteria for asset-backed  securities  and their  related  attestation  reports on assessment of compliance with servicing  criteria for  asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this  report,  except as  otherwise  disclosed in this report.
Any material  instances  of  noncompliance  described  in such reports have been  disclosed in this report on Form 10-K.

        In giving  the  certifications  above,  I have  reasonably  relied on the  information provided to me by the following unaffiliated parties: [the Indenture Trustee].

Date:____________

_________________________________*
[Signature]
Name:
Title:

* - to be signed by the senior officer in charge of the servicing functions of the Master
                                                Servicer

                                          EXHIBIT F

                   [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

   The undersigned, a Responsible Officer of  [__________] (the "Indenture Trustee")
certifies that:

      (a)      The Indenture Trustee has performed all of the duties specifically  required to be performed by it pursuant to the provisions of the Servicing  Agreement  dated as of May
    25,  2006  (the  "Agreement")  by and among  Residential  Funding  Corporation,  as Master
    Servicer,  Home  Equity  Loan  Trust  2006-HSA3,  as Issuer and the  Indenture  Trustee in
    accordance with the standards set forth therein.

      (b)      Based on my knowledge,  the list of Securityholders as shown on the Certificate
    Register  and the Note  Register as of the end of each  calendar  year that is provided by the  Indenture  Trustee  pursuant to the  Agreement  is accurate as of the last day of the
    20[__] calendar year.

               Capitalized  terms used and not defined  herein shall have the  meanings  given such terms in the Agreement.

   IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                            Name:  ____________________________________
                                            Title:

                                          EXHIBIT G

                                      SERVICING CRITERIA

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days          accounts held by
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Trustee)
1122(d)(2)(iv)    forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------
----------------- -------------------------------------------------------- ------------------

                                       TABLE OF CONTENTS

Section 3.05      Enforcement of Due-on-Sale Clauses; Assumption and Modification

Section 3.12      Access to Certain Documentation and Information Regarding the Home
                  Equity Loans.............................................................23

Section 3.13      Maintenance of Certain Servicing Insurance Policies......................24

Section 3.14      Information Required by the Internal Revenue Service and Reports of

Section 6.02      Merger or Consolidation of, or Assumption of the Obligations of,

Section 6.06      Master Servicer to Pay Indenture Trustee's and Owner Trustee's Fees

Section 8.08      Termination Upon Purchase by the Master Servicer or Liquidation of

EXHIBITS

Exhibit D          Form of Lender Certification for Assignment